UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21749

                                     CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

                                         Wilmington, DE 19808

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                         Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lee Anne Copenhefer

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT	December 31, 2012

Dear Fellow Shareholders:

It was a generally difficult backdrop for our style of investing as the markets continued to be propelled mostly by policy. The gap between the “hope of policy” and the reality of pending fundamentals remained quite wide during the summer and investing in this environment was challenging. Outside of this stretch of policy driven markets, the funds performed within our expectations and we were generally pleased with our performance on an absolute basis for the first six month period ended December 31, 2012.

Over the course of the past three quarters, we have expressed a concern that the fiscal cliff would cause an economic slowdown. Investors and business leaders do not like uncertainty. At the same time, we were anxious to get beyond the cliff as we believed it would rejuvenate business/consumer/investor confidence, reignite economic growth and provide a great backdrop for the equity markets. We believe the key to restoring business confidence and igniting a sustained period of economic growth is not QE¥1, but rather a fiscal compromise that provides planning clarity for businesses large and small. During those brief periods of market trepidation, we sought to take advantage and invested in a variety of transforming companies, but mostly those which would benefit from an economic re-acceleration. Although the legislative process was probably not what the founders envisioned, the market breathed a sigh of relief with the compromise on taxes.

We now know that the fiscal cliff saga is at least a two act drama. As we continue to wait for signs of movement towards bipartisanship, the focus will return mostly to company fundamentals and outside factors such as developments in the Eurozone, China, Iran and other parts of the Mideast. Earnings will once again provide some differentiation between those companies which are creating shareholder value and those who are not. In most cases, astute management teams have undertaken a combination of prudent cost reduction, reinvestment in growth verticals and sound capital allocation. All of these initiatives reduce risk in an uncertain environment, but keep the company positioned to benefit from any improvement in economic conditions. Beyond these general tenets of our investment philosophy, we continue to find opportunities in attractive themes such as energy infrastructure, clean energy and energy efficiency. When trends become accepted as secular, one often sees consolidation activity.

We remain confident that the investment climate will continue to improve post resolving the current fiscal concerns and continue to stay focused on investing through our core approach of identifying material change that is underappreciated by other investors. Valuations are clearly higher than in 2011 as market returns exceeded earnings growth, but multiples remain subdued relative to interest rates. Any reasonable re-acceleration in earnings growth will likely be paired with yet higher multiples which could produce returns similar to 2012 for the next couple of years or until such time as monetary policy becomes less accommodative. We look to take advantage of any temporary dislocations that may develop in the coming weeks/months to add to core holdings for life after act two.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the six month period ended December 31, 2012.

1

CRM Small Cap Value Fund returned 7.95% and 7.83% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 9.07% for the Russell 2000 Value Index2 and 7.20% for the Russell 2000 Index2. The fund’s relative underperformance versus the Russell 2000 Value Index during the period was primarily driven by stock selection within the technology sector. Individual holdings that negatively impacted performance included computing solutions provider Super Micro Computer data protection and management provider Quantum Corporation and global on-line solution provider Monster Worldwide. Super Micro Computer shares were weak as second quarter results were below expectations. Slowing global growth generally has reduced demand for the company’s server products, but we continue to maintain a position in the stock as our investment thesis remains intact. The recent release by Intel of new server processors should help to accelerate the company’s revenue growth in the coming quarters as its customers upgrade their equipment. Quantum Corporation conducted a dilutive convertible note offering. While it was well capitalized prior to the offering, the company chose to raise additional capital in order to dispel any myths propagated by larger competitors about its long-term viability. After reporting disappointing second quarter results, the third quarter was better than expected and supported our investment thesis. Quantum continues to transition from providing legacy tape drive systems to providing a broader portfolio of storage hardware and software. Broad based macroeconomic weakness pressured the results at Monster Worldwide. The company announced a significant restructuring program to increase profitability and continues to pursue strategic alternatives to enhance shareholder value.

Stock selection within the financial services and health care sectors was a positive driver of performance fiscal year to date. Top contributors included private prison operator The GEO Group energy services and process and flow control company Robbins & Myers and real estate and development business operator Potlatch. The GEO Group continued with the necessary internal reorganization efforts to convert from a C-Corp to a Real Estate Investment trust (REIT). We believe that given the company’s strong cash flow characteristics, a healthy dividend upside remains in GEO shares once the REIT conversion is completed. Robbins & Myers announced its agreement to be acquired by National Oilwell Varco during the quarter. Shares of Potlatch outperformed as lumber prices increased, driving improved profits in the company’s Wood Products business. We believe the lumber price increase is attributed to the nascent recovery of U.S. housing starts, supply restrictions from Canada and Asian export demand. Although we are now entering the seasonally softer period of the year, lumber prices continue to be higher on a year over year basis because of these structural drivers. Eventually, we believe the strength in lumber prices will translate into higher log prices, which will benefit the company’s resources segment.

CRM Small/Mid Cap Value Fund returned 8.64% and 8.46% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 10.23% for the Russell 2500 Value Index3 and 8.84% for the Russell 2500 Index3. The main area of relative weakness versus the Russell 2500 Value Index was stock selection within the technology sector. Individual holdings that negatively impacted performance included global on-line solution provider Monster Worldwide restaurant and hotel ERP system provider MICROS Systems and casino equipment provider International Game Technology. Broad based macroeconomic weakness pressured the results at Monster Worldwide. The company announced a significant restructuring program to increase profitability and continues to pursue strategic alternatives to enhance shareholder value. MICROS came under greater scrutiny in recent months over concerns that tablets and new payment technologies would disintermediate their products. Their long time CEO also announced his retirement adding further uncertainty. Until we are better able to assess the new CEO’s plans for the business, we concluded it would be prudent to sell our shares. International Game Technology (IGT), underperformed in the quarter as the company’s game performance metrics came in below our expectations. While we believe IGT has the ability to improve its game performance over time we sold our shares to invest in more timely ideas.

2

Individual holdings that positively contributed to performance included Calvin Klein licensee The Warnaco Group designer, integrator and seller of wired and wireless automated identification and data collection (AIDC) products and services Intermec and starch and sweetener processor Ingredion. Shares of Intermec increased by over 24% on news that the company was acquired by Honeywell International in an all cash transaction at the end of 2012. Ingredion beat estimates and materially raised 2012 guidance. Investors began to appreciate the more stable revenue and earnings growth generation at Ingredion which we believe was a result of tight domestic supply demand dynamics, the recently integrated National Starch acquisition, and balanced investment across geographies. At the same time, the company continues to return excess cash to shareholders in the form of buybacks and dividends. The Warnaco Group was acquired by rival PVH Corporation in late October in a $2.9 billion deal.

CRM Mid Cap Value Fund returned 9.04% and 8.96% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 9.95% for the Russell Midcap Value Index4 and 8.62% for the Russell Midcap Index4. Relative underperformance versus the Russell Midcap Value Index for the period is primarily attributed to negative stock selection within the health care and consumer discretionary sectors. Individual detractors included discount retailer Dollar General provider of injectable drugs and infusion technologies Hospira and software company BMC Software. Dollar General announced disappointing earnings results, and given its exposure to the lower end consumer market and what appears to be a marked increase in the competitive pricing environment, we decided to exit our position. We had anticipated the weakness in Hospira as the company remains several months away from successful remediation of its manufacturing quality. The road to recovery will likely remain bumpy but we feel this is well reflected in the current valuation. BMC Software announced in October that its Board had concluded its review of strategic alternatives and had decided to pursue a leveraged recapitalization of the company. Some investors were expecting the Board to announce a sale of the company and were likely disappointed with the outcome of the strategic review.

Positive contributors to performance were diverse across various sectors. Top contributors during the period included media company Yahoo! global consumer and commercial product marketer Newell Rubbermaid and diversified global product and industrial application services provider Stanley Black & Decker. The Street became increasingly confident about the potential of new CEO Marissa Mayer to turn around Yahoo!. The company is returning $3 billion of capital to shareholders through a stock repurchase program (about 15% of the market cap). Newell Rubbermaid reported better than expected earnings and an expansion of the company’s restructuring program over the next three years. The new CEO also announced a consolidated organizational structure and several strong new hires in leadership roles. Stanley Black & Decker outperformed in the quarter as investors had become overly negative about the company’s European exposure and reduced earnings because of foreign currency translations. Furthermore during the quarter, the company dramatically increased its dividend, expanded cost restructuring plans and announced the accretive tuck in acquisition of an adjacent global fastening business.

CRM Large Cap Opportunity Fund returned 5.84% and 5.77% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 6.44% for the Russell 1000 Index5 and 8.13% for the Russell 1000 Value Index5. Discount retailer Dollar General financial services provider PNC Financial Services and independent owner and operator of wireless and broadcast communication sites IAC Interactive Corporation were top detractors from the Fund’s performance during the first half of the fiscal year. Dollar General announced disappointing earnings results. Given its exposure to the lower end consumer market and what appears to be a marked increase in the competitive pricing environment, we decided to exit our position. The PNC Financial Services Group reported weaker than expected results, particularly lower net interest revenue. In addition, the bank elected not to be more aggressive with cost containment to offset this shortfall. We exited

3

the position and redeployed the proceeds into stocks with better risk/return in this portfolio. Shares of IAC/InterActiveCorp declined as concerns surfaced regarding the growth potential at the company’s two main business lines: Search and Personals. Given that these unforeseen headwinds directly challenged our Investment Case we sold our position.

Media company Yahoo! financial holding company JPMorgan Chase & Co. and oil and natural gas explorer, developer and producer EOG Resources were primary positive contributors for the last six months. The Street became increasingly confident about the potential of new CEO, Marissa Mayer, to turn around Yahoo!. JPMorgan Chase & Co. experienced better than seasonally expected capital markets activity and a further improvement in the U.S. housing market. The company also received a non-objection ruling from the Federal Reserve in November to restart its share buyback program following its resubmitted capital plan post the May CIO loss announcement. Exploration and production company, EOG Resources, posted stellar results from its shale oil properties in the Eagle Ford in South Texas. Indeed, the Eagle Ford oil window section has become the leading oil shale property in the U.S., and EOG is the dominant land owner in this play.

CRM All Cap Value returned 8.08% and 7.89% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 8.20% for the Russell 3000 Value Index6 and 6.49% for the Russell 3000 Index6. The main area of relative weakness versus the Russell 3000 Value Index was stock selection within the financial services and health care sectors. Global on-line solution provider Monster Worldwide independent owner and operator of wireless and broadcast communication sites IAC Interactive Corporation and financial services provider PNC Financial Services were top detractors from the Fund’s performance. Broad based macroeconomic weakness pressured the results at Monster Worldwide. The company announced a significant restructuring program to increase profitability and continues to pursue strategic alternatives to enhance shareholder value. Shares of IAC/InterActiveCorp declined as concerns surfaced regarding the growth potential at the company’s two main business lines: Search and Personals. Given that these unforeseen headwinds directly challenged our Investment Case we sold our position. The PNC Financial Services Group reported weaker than expected results, particularly lower net interest revenue. In addition, the bank elected not to be more aggressive with cost containment to offset this shortfall.

Designer, integrator and seller of wired and wireless automated identification and data collection (AIDC) products and services Intermec financial holding company JPMorgan Chase & Co. and private prison operator GEO Group were primary positive contributors for the last six months. Shares of Intermec increased by over 24% on news that the company was acquired by Honeywell International in an all cash transaction during the quarter. JPMorgan Chase & Co. experienced better than seasonally expected capital markets activity and a further improvement in the U.S. housing market. The company also received a non-objection ruling from the Federal Reserve in November to restart its share buyback program following its resubmitted capital plan post the May CIO loss announcement. The GEO Group continued with the necessary internal reorganization efforts to convert from a C-Corp to a Real Estate Investment trust (REIT). We believe that given the company’s strong cash flow characteristics, a healthy dividend upside remains in GEO shares once the REIT conversion is completed.

CRM Global Opportunity Fund returned 8.30% and 8.22% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 9.36% for the MSCI World Index7. Relative underperformance versus the MSCI World was primarily due to stock selection within the technology sector. North American global on-line solution provider Monster Worldwide, Japanese positions manufacturer of network digital multi-function devices and office solutions Canon and chemical product manufacturer and seller Kuraray Co. were top detractors. Broad based macroeconomic weakness pressured the results at Monster Worldwide.

4

The company announced a significant restructuring program to increase profitability and continues to pursue strategic alternatives to enhance shareholder value. Canon underperformed due to prolonged inventory correction in laser beam printer consumables at a major customer Hewlett-Packard, compact camera cannibalization by smart phones, and short-term delays in launching new mirrorless and entry-level SLR cameras. China boycotts of Japanese products due to a geopolitical dispute and persistent European macro fears further weighed on the name. Kuraray was one of the underperformers due to the large exposure the company has to the end market of LCDs. Given a slowdown in demand in this segment and the drawdown in inventories, the visibility in the second half of 2012 still remained poor in terms of when we should expect a rebound in demand. Despite the fact that the company has strong pricing power and a highly dominant global market share in the poval film segment, given the weakness and uncertainty in the end customer demand, the shares underperformed.

The leading contributors to performance were Ireland based C&C Group plc, North American company DSW and United Kingdom based The Weir Group. Through selective acquisitions, cost control focus and innovation and customer segmentation, C&C’s management team led a consistent execution of the growth strategy for the company’s key cider brand. Given the brand equity, company focus in cider and the projected growth for cider as a sub-sector of long alcoholic drinks C&C remains an attractive takeout target for any of the larger brewers who would like a more meaningful presence in this category. DSW delivered better than expected earnings driven by sustained sales momentum. We believe the unique retail concept is well poised for continued market share gains given its compelling offering of footwear and accessory brands at sharp pricing. Looking ahead, we expect to see meaningful margin expansion as the company begins to leverage its recent systems and real estate investments. In addition, DSW’s balance sheet should provide continued dividend growth. After the large sell down in the first half of 2012 due to concerns over lower gas prices and Weir’s exposure to North American shale, performance picked up in the back half of the year as investors shifted focus on the attractive valuation of company shares. Weir’s brand equity remains strong with high value added equipment and services post transition from gas to oil rigs. Additionally the outlook for the mining segment (half of the company’s business) is positive.

CRM International Opportunity Fund returned 12.17% and 12.04% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 13.95% for the MSCI EAFE Index8. Underperformance relative to the MSCI EAFE came from individual names within the materials, industrials and energy sectors. Australian materials company Iluka United Kingdom based oil and gas exploration company Tullow and industrials company Komatsu were top detractors for the fiscal year to date. Iluka underperformed as a weaker global economic outlook resulted in increased uncertainty in the price and demand for zircon and rutile. Shares of Tullow Oil struggled during the quarter. Headwinds for the company included several dry wells, including the much anticipated Zaedysus 2 and Okure 1 wells. We believe investor sentiment was further negatively impacted by uncertainty regarding the company’s overall strategy with regards to its recent acquisition of Spring Energy. We continue to believe that Tullow’s exploration portfolio remains deep and its management team’s track record is one of the best within oil exploration. Komatsu underperformed amid a broad sell-off in the mining sector and reduced its profit growth expectations for the current year. We believe the company remained disciplined on costs, inventories and pricing, yet was unable to fully offset headwinds including: a strong Yen, persistent weakness in China construction market, and softer Indonesia coal mining demand, as slowing steel and energy consumption in China prompted an oversupply situation in thermal and coking coal. These headwinds may extend for the foreseeable future and so we exited the stock, redeploying the proceeds in better risk versus reward opportunities.

The leading contributors to performance were Ireland based C&C Group plc Japanese company Isuzu and United Kingdom based The Weir Group. Through selective acquisitions, cost control focus and innovation and

5

customer segmentation, C&C’s management team led a consistent execution of the growth strategy for the company’s key cider brand. Given the brand equity, company focus in cider and the projected growth for cider as a sub-sector of long alcoholic drinks C&C remains an attractive takeout target for any of the larger brewers who would like a more meaningful presence in this category. Isuzu Motors outperformed in the fourth quarter of 2012 after beating consensus expectations and raising annual guidance. Isuzu gained market share of light commercial vehicles in high-margin Thailand market following successful launch of new models, and management’s cost cutting efforts further contributed to the profit beat. Isuzu benefited from the broader rally in Japanese exporters due to weaker Yen, while its domestic truck sales are poised to benefit from the new Liberal Democratic Party government’s plans to accelerate public works spending. After the large sell down in the first half of 2012 due to concerns over lower gas prices and Weir’s exposure to North American shale, performance picked up in the back half of the year as investors shifted focus on the attractive valuation of company shares. Weir’s brand equity remains strong with high value added equipment and services post transition from gas to oil rigs. Additionally the outlook for the mining segment (half of the company’s business) is positive.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1QE¥ refers to the latest Federal Reserve Quantitative Easing program as it has no defined time limit.

2The benchmarks referenced are as follows: Russell 2000 Value Index and the Russell 2000 Index. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

3The benchmarks referenced are as follows: Russell 2500 Value Index and the Russell 2500 Index. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

4The benchmarks referenced are as follows: Russell Midcap Value Index and the Russell Midcap Index. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

5The benchmarks referenced are as follows: Russell 1000 Value Index and the Russell 1000 Index. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

6The benchmarks referenced are as follows: Russell 3000 Value Index and the Russell 3000 Index. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

7The benchmark referenced is as follows: MSCI World Index. The MSCI World Index measures the equity market performance of developed markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indicies or financial products. This report is not approved or produced by MSCI. It is not possible to invest directly in an index.

8The benchmark referenced is as follows: MSCI EAFE Index. The MSCI EAFE Index measures the equity market performance of developed

6

markets, excluding the U.S. & Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indicies or financial products. This report is not approved or produced by MSCI. It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Funds are professionally managed, while the indices are unmanaged and are not available for investment. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value section of this report.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, changes and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

7

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
8

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended December 31, 2012

Expense Table

Fund/Class	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,078.30	1.08%	$5.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	1.08%	$5.50

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,079.50	0.86%	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	0.86%	$4.38

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,084.60	1.08%	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	1.08%	$5.50

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,086.40	0.87%	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	0.87%	$4.43

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,089.60	1.02%	$5.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	1.02%	$5.19

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,090.40	0.82%	$4.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	0.82%	$4.18

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,057.70	1.15%	$5.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	1.15%	$5.85

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,058.40	0.90%	$4.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	0.90%	$4.58

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,078.90	1.50%	$7.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,080.80	1.25%	$6.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

CRM Funds
9

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Global Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,082.20	1.50%	$7.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM Global Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,083.00	1.25%	$6.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,120.40	1.50%	$8.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,121.70	1.25%	$6.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

CRM Funds
10

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

December 31, 2012

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	24.9%
Industrials	23.7
Information Technology	10.8
Consumer Discretionary	10.0
Utilities	8.5
Health Care	6.5
Materials	6.0
Consumer Staples	3.1
Energy	2.3
Short-Term Investments	4.2

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	19.8%
Industrials	18.4
Information Technology	14.6
Materials	9.2
Consumer Discretionary	8.8
Utilities	7.8
Health Care	7.0
Energy	5.4
Consumer Staples	4.8
Short-Term Investments	4.2

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	17.2%
Industrials	16.9
Consumer Discretionary	13.3
Information Technology	12.5
Utilities	9.0
Health Care	8.2
Energy	7.6
Materials	7.2
Consumer Staples	3.9
Short-Term Investments	4.2

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	18.8%
Industrials	17.7
Energy	13.4
Information Technology	10.8
Consumer Discretionary	10.5
Health Care	10.3
Consumer Staples	10.0
Utilities	3.5
Short-Term Investments	5.0

100.0%

CRM Funds
11

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Continued)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Industrials	26.9%
Financials	18.6
Information Technology	11.5
Health Care	11.3
Energy	8.4
Utilities	5.9
Consumer Discretionary	4.9
Consumer Staples	4.8
Materials	2.6
Short-Term Investments	5.1

100.0%

CRM Global Opportunity Fund - Sector Allocation
Common Stock
Industrials	19.0%
Financials	13.7
Energy	11.5
Materials	11.2
Information Technology	10.7
Consumer Discretionary	10.4
Consumer Staples	9.3
Health Care	6.6
Telecommunication Services	5.8
Utilities	1.3
Preferred Stock
Industrials	0.0
Short-Term Investments	0.5

100.0%

CRM Global Opportunity Fund - Country Allocation
Common Stock
United States	34.5%
Japan	12.8
United Kingdom	11.2
Switzerland	8.1
Germany	4.5
Ireland	4.5
France	4.2
Indonesia	3.3
Bermuda	3.0
Netherlands	2.7
Brazil	2.2
Canada	1.9
Finland	1.7
Thailand	1.6
United Arab Emirates	1.6
Belgium	1.1
Turkey	0.6
Preferred Stock
United Kingdom	0.0
Short-Term Investments	0.5

100.0%

CRM Funds
12

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM International Opportunity Fund - SectorAllocation
Common Stock
Consumer Discretionary	16.3%
Materials	16.1
Energy	13.9
Financials	12.7
Industrials	10.2
Consumer Staples	9.6
Health Care	6.2
Telecommunication Services	4.8
Information Technology	3.1
Preferred Stock
Industrials	0.0
Short-Term Investments	7.1

100.0%

CRM International Opportunity Fund - CountryAllocation
Common Stock
Japan	20.2%
United Kingdom	18.7
Ireland	8.1
Germany	7.2
Switzerland	6.0
Canada	5.9
France	5.5
Brazil	4.0
Indonesia	2.9
Netherlands.	2.3
United Arab Emirates	1.7
Belgium	1.6
Finland	1.4
Philippines	1.4
Thailand	1.4
Turkey	1.3
Bermuda	1.2
Hong Kong	1.1
Sweden	1.0
Preferred Stock
United Kingdom	0.0
Short-Term Investments	7.1

100.0%

Portfolio holdings are subject to change at any time.

CRM Funds
13

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Shares		Value
Common Stock — 95.6%
Consumer Discretionary — 10.0%
Automobiles & Components — 1.0%
221,800	Drew Industries, Inc.[1]	$7,153,050

Consumer Durables & Apparel — 2.4%
337,300	Brunswick Corp.	9,812,057
225,850	G-III Apparel Group Ltd.[1]	7,730,846

		17,542,903

Hotels, Restaurants & Leisure — 3.8%
117,577	Churchill Downs, Inc.	7,812,992
706,900	Regis Corp.	11,960,748
142,150	Vail Resorts, Inc.	7,688,893

		27,462,633

Retailing — 2.8%
140,300	DSW, Inc. — Class A	9,216,307
173,800	Group 1 Automotive, Inc.	10,773,862

		19,990,169

Total Consumer Discretionary		72,148,755

Consumer Staples — 3.0%
Food & Drug Retailing — 1.3%
273,503	Susser Holdings Corp.[1]	9,433,118

Household & Personal Products — 1.7%
278,650	Elizabeth Arden, Inc.[1]	12,542,037

Total Consumer Staples		21,975,155

Energy — 2.3%
230,100	Energy XXI Bermuda Ltd.	7,406,919
286,300	Oasis Petroleum, Inc.[1]	9,104,340

Total Energy		16,511,259

Financials — 24.9%
Banks — 11.4%
1,142,650	Boston Private Financial Holdings, Inc.	10,295,276
797,298	Capitol Federal Financial, Inc.	9,320,414
150,800	City National Corp.	7,467,616
675,100	First Midwest Bancorp, Inc.	8,452,252
1,126,600	Fulton Financial Corp.	10,826,626
391,100	Hancock Holding Co.	12,413,514
600,700	Investors Bancorp, Inc.	10,680,446
635,250	MB Financial, Inc.	12,546,188

		82,002,332

Diversified Financials — 3.4%
426,300	Evercore Partners, Inc. — Class A	12,869,997
370,450	Stifel Financial Corp.[1]	11,843,286

		24,713,283

Insurance — 3.1%
265,050	Platinum Underwriters Holdings Ltd.	12,192,300
525,400	Selective Insurance Group, Inc.	10,124,458

		22,316,758

Shares		Value
Financials — (continued)
Real Estate — 7.0%
651,875	Chesapeake Lodging Trust	$13,611,150
654,400	CubeSmart	9,534,608
148,300	EastGroup Properties, Inc.	7,980,023
485,700	Potlatch Corp.	19,034,583

		50,160,364

Total Financials		179,192,737

Health Care — 6.5%
Health Care Equipment & Services — 5.6%
659,500	CONMED Corp.	18,433,025
90,750	Cooper Cos., Inc. (The)	8,392,560
381,900	STERIS Corp.	13,263,387

		40,088,972

Pharmaceuticals & Biotechnology — 0.9%
129,550	BioMarin Pharmaceutical, Inc.[1]	6,380,337

Total Health Care		46,469,309

Industrials — 23.6%
Capital Goods — 13.1%
173,800	A. O. Smith Corp.	10,961,566
157,250	Acuity Brands, Inc.	10,650,543
172,600	Applied Industrial Technologies, Inc.	7,250,926
703,871	Barnes Group, Inc.	15,808,943
6,769,050	Capstone Turbine Corp.[1]	6,024,454
62,053	CIRCOR International, Inc.	2,456,678
495,250	ITT Corp.	11,618,565
490,800	Quanex Building Products Corp.	10,017,228
204,171	RBC Bearings, Inc.[1]	10,222,842
425,850	Thermon Group Holdings, Inc.[1]	9,594,401

		94,606,146

Commercial Services & Supplies — 7.7%
373,215	G & K Services, Inc. — Class A	12,745,292
644,200	Geo Group, Inc. (The)	18,166,440
814,650	Interface, Inc.	13,099,572
784,800	Kforce, Inc.[1]	11,246,184

		55,257,488

Oil & Gas — 1.8%
475,500	MRC Global, Inc.[1]	13,209,390

Transportation — 1.0%
256,300	Con-way, Inc.	7,130,266

Total Industrials		170,203,290

Information Technology — 10.8%
Semiconductors & Semiconductor Components — 4.4%
1,669,200	Atmel Corp.[1]	10,933,260
823,000	Fairchild Semiconductor International, Inc.[1]	11,851,200
487,550	International Rectifier Corp.[1]	8,644,262

		31,428,722

See accompanying notes.		CRM Funds
14

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited)

Shares		Value
Information Technology — (continued)
Software & Services — 2.8%
168,700	Fair Isaac Corp.	$7,090,461
841,000	Monster Worldwide, Inc.[1]	4,726,420
816,600	Sapient Corp.[1]	8,623,296

		20,440,177

Technology Hardware & Equipment — 3.6%
1,196,448	Intermec, Inc.[1]	11,796,977
3,632,500	Quantum Corp.[1]	4,504,300
963,050	Super Micro Computer, Inc.[1,2]	9,823,110

		26,124,387

Total Information Technology		77,993,286

Materials — 6.0%
445,300	Buckeye Technologies, Inc.	12,784,563
968,804	Calgon Carbon Corp.[1]	13,737,641
319,700	Carpenter Technology Corp.	16,506,111

Total Materials		43,028,315

Utilities — 8.5%
370,650	El Paso Electric Co.	11,827,442
262,700	Hawaiian Electric Industries, Inc.	6,604,278
424,300	NorthWestern Corp.	14,735,939
352,750	Southwest Gas Corp.	14,960,127
357,850	UIL Holdings Corp.	12,814,608

Total Utilities		60,942,394

Total Common Stock (Cost $614,335,157)		688,464,500

Short-Term Investments — 4.2%
15,206,409	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.17%[3]	15,206,409
15,206,409	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.14%[3]	15,206,409

Total Short-Term Investments (Cost $30,412,818)		30,412,818

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 99.8% (Cost $644,747,975)		718,877,318

Principal	Value
Short-Term Investments Held As Collateral For Loaned Securities — 0.0%
Repurchase Agreements
$149,564

With JPMorgan: at 0.25%, dated

12/31/12, to be repurchased on

1/02/13, repurchase price $149,566

(collateralized by Federal National

Mortgage Association, par values

ranging from $5,952 - $25,520,

coupon rates ranging from 3.00% -

4.50%, 04/01/26 - 12/01/42; total

market value $154,055)

(Cost $149,564)	$149,564

Total Investments — 99.8% (Cost $644,897,539)	719,026,882	[4]
Other Assets in Excess of Liabilities — 0.2%	1,092,307

Total Net Assets — 100.0%	$720,119,189

See accompanying notes.		CRM Funds
15

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012 (Unaudited)

Summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows (See Note 2 in Notes to Financial Statements):

Funds	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$688,464,500	$688,464,500	—	—
Short-Term Invest- ments	30,412,818	30,412,818	—	—
Short-Term Invest- ments Held as Collateral for Loaned Securities	149,564	—	$149,564	—

Total	$719,026,882	$718,877,318	$149,564	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]

At December 31, 2012, the market value of securities on loan for the CRM Small Cap Value Fund was $142,833. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
16

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Shares		Value
Common Stock — 96.1%
Consumer Discretionary — 8.9%
Consumer Durables & Apparel — 5.0%
297,650	Brunswick Corp.	$8,658,638
284,794	Harman International Industries, Inc.	12,713,204
317,150	Warnaco Group, Inc. (The)[1]	22,698,426

		44,070,268

Hotels, Restaurants & Leisure — 1.6%
360,100	Hyatt Hotels Corp. — Class A1	13,889,057

Retailing — 2.3%
169,850	DSW, Inc. — Class A	11,157,447
372,600	Sally Beauty Holdings, Inc.[1]	8,782,182

		19,939,629

Total Consumer Discretionary		77,898,954

Consumer Staples — 4.8%
Food, Beverage & Tobacco — 4.8%
295,250	Dr Pepper Snapple Group, Inc.	13,044,145
425,993	Hillshire Brands Co.	11,987,443
268,700	Ingredion, Inc.	17,312,341

		42,343,929

Total Consumer Staples		42,343,929

Energy — 5.4%
219,700	Cimarex Energy Co.	12,683,281
123,150	Dril-Quip, Inc.[1]	8,996,107
275,600	Oceaneering International, Inc.	14,824,524
254,900	Whiting Petroleum Corp.[1]	11,055,013

Total Energy		47,558,925

Financials — 19.9%
Banks — 6.9%
898,650	Fifth Third Bancorp	13,650,493
555,000	Hancock Holding Co.	17,615,700
1,601,900	KeyCorp	13,487,998
1,627,550	TFS Financial Corp.[1]	15,657,031

		60,411,222

Diversified Financials — 5.4%
99,875	Affiliated Managers Group, Inc.[1]	12,998,730
690,500	Lazard Ltd. — Class A	20,604,520
351,350	Raymond James Financial, Inc.	13,537,516

		47,140,766

Insurance — 2.9%
373,800	American Financial Group, Inc.	14,772,576
295,750	WR Berkley Corp.	11,161,605

		25,934,181

Real Estate — 4.7%
819,850	CBRE Group, Inc — Class A1	16,315,015
485,950	Rayonier, Inc.	25,186,789

		41,501,804

Total Financials		174,987,973

Shares		Value
Health Care — 7.0%
Health Care Equipment & Services — 3.3%
350,350	CIGNA Corp.	$18,729,711
108,300	Cooper Cos., Inc. (The)	10,015,584

		28,745,295

Pharmaceuticals & Biotechnology — 3.7%
149,550	BioMarin Pharmaceutical, Inc.[1]	7,365,338
462,550	Hospira, Inc.[1]	14,450,062
163,425	Techne Corp.	11,168,464

		32,983,864

Total Health Care		61,729,159

Industrials — 18.5%
Capital Goods — 17.4%
270,350	BE Aerospace, Inc.[1]	13,355,290
527,200	Fortune Brands Home & Security, Inc.[1]	15,404,784
263,414	Lincoln Electric Holdings, Inc.	12,822,994
401,350	Oshkosh Corp.[1]	11,900,027
187,950	Pall Corp.	11,325,867
231,268	Regal-Beloit Corp.	16,297,456
187,440	Snap-On, Inc.	14,805,886
245,300	Stanley Black & Decker, Inc.	18,144,841
167,050	Timken Co.	7,990,001
251,334	WESCO International, Inc.[1]	16,947,452
502,500	Xylem, Inc.	13,617,750

		152,612,348

Commercial Services & Supplies — 1.1%
126,450	Dun & Bradstreet Corp. (The)	9,945,292

Total Industrials		162,557,640

Information Technology — 14.6%
Semiconductors & Semiconductor Components — 2.6%
1,529,100	Atmel Corp.[1]	10,015,605
1,793,240	LSI Corp.[1]	12,696,139

		22,711,744

Software & Services — 8.8%
414,160	BMC Software, Inc.[1]	16,425,586
419,650	Informatica Corp.[1]	12,723,788
1,018,050	Monster Worldwide, Inc.[1]	5,721,441
697,590	Parametric Technology Corp.[1]	15,702,751
693,000	Total System Services, Inc.	14,844,060
604,550	Vantiv, Inc. — Class A1	12,344,911

		77,762,537

Technology Hardware & Equipment — 3.2%
446,120	Avnet, Inc.[1]	13,655,733
1,439,400	Intermec, Inc.[1]	14,192,484

		27,848,217

Total Information Technology		128,322,498

Materials — 9.2%
137,550	Airgas, Inc.	12,556,940

See accompanying notes.		CRM Funds
17

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012 (Unaudited)

Shares		Value
Materials — (continued)
200,250	Ashland, Inc.	$16,102,102
388,500	FMC Corp.	22,735,020
567,650	MeadWestvaco Corp.	18,091,006
379,400	RPM International, Inc.	11,139,184

Total Materials		80,624,252

Utilities — 7.8%
429,550	American Water Works Co., Inc.	15,949,192
489,700	CMS Energy Corp.	11,938,886
676,500	NV Energy, Inc.	12,271,710
272,550	OGE Energy Corp.	15,347,290
373,950	UIL Holdings Corp.	13,391,149

Total Utilities		68,898,227

Total Common Stock (Cost $723,037,723)		844,921,557

Short-Term Investments — 4.3%
18,668,204	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.17%[2]	18,668,204
18,668,204	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.14%[2]	18,668,204

Total Short-Term Investments (Cost $37,336,408)		37,336,408

Value
Total Investments — 100.4% (Cost $760,374,131)	$882,257,965
Liabilities in Excess of Other Assets — (0.4%)	(3,478,993)

Total Net Assets — 100.0%	$878,778,972

Summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows (See Note 2 in Notes to Financial Statements):

Funds	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$844,921,557	$844,921,557	—	—
Short-Term Invest- ments	37,336,408	37,336,408	—	—

Total	$882,257,965	$882,257,965	—	—

[1]	Non-income producing security.
[2]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
18

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Shares		Value
Common Stock — 95.9%
Consumer Discretionary — 13.3%
Automobiles & Components — 1.9%
1,104,350	Harley-Davidson, Inc.	$53,936,454

Consumer Durables & Apparel — 3.8%
3,240,401	Newell Rubbermaid, Inc.	72,163,730
331,550	PVH Corp.	36,805,366

		108,969,096

Hotels, Restaurants & Leisure — 1.6%
794,300	Starwood Hotels & Resorts Worldwide, Inc.	45,561,048

Media — 3.5%
4,531,500	Interpublic Group of Cos., Inc. (The)	49,937,130
954,807	McGraw-Hill Companies, Inc. (The)	52,199,299

		102,136,429

Retailing — 2.5%
592,350	Ltd. Brands, Inc.	27,875,991
818,859	Nordstrom, Inc.	43,808,956

		71,684,947

Total Consumer Discretionary		382,287,974

Consumer Staples — 3.8%
Food, Beverage & Tobacco — 2.8%
594,350	Beam, Inc.	36,308,841
626,054	Hershey Co. (The)	45,213,620

		81,522,461

Household & Personal Products — 1.0%
399,350	Clorox Co. (The)	29,240,407

Total Consumer Staples		110,762,868

Energy — 7.7%
2,512,350	Cameco Corp.[2]	49,543,542
804,000	Cameron International Corp.[1]	45,393,840
1,948,050	Marathon Oil Corp.	59,727,213
573,150	Oceaneering International, Inc.	30,829,739
800,300	Whiting Petroleum Corp.[1]	34,709,011

Total Energy		220,203,345

Financials — 17.2%
Banks — 7.0%
1,181,900	CIT Group, Inc.[1]	45,668,616
2,858,600	Fifth Third Bancorp	43,422,134
5,271,100	KeyCorp	44,382,662
2,444,735	SunTrust Banks, Inc.	69,308,237

		202,781,649

Diversified Financials — 5.5%
1,948,250	Invesco Ltd.	50,829,842
744,400	Northern Trust Corp.	37,339,104
1,519,050	State Street Corp.	71,410,541

		159,579,487

Shares		Value
Financials — (continued)
Insurance — 2.9%
557,400	Chubb Corp. (The)	$41,983,368
1,205,400	Marsh & McLennan Companies, Inc.	41,550,138

		83,533,506

Real Estate — 1.8%
2,531,750	CBRE Group, Inc. — Class A1	50,381,825

Total Financials		496,276,467

Health Care — 8.2%
Health Care Equipment & Services — 6.6%
989,600	AmerisourceBergen Corp.	42,730,928
1,890,828	CareFusion Corp.[1]	54,039,864
1,149,050	CIGNA Corp.	61,428,213
910,677	St. Jude Medical, Inc.	32,911,867

		191,110,872

Pharmaceuticals & Biotechnology — 1.6%
1,420,530	Hospira, Inc.[1]	44,377,357

Total Health Care		235,488,229

Industrials — 16.9%
20107000.0% — 1.0%
380,250	MSC Industrial Direct Co., Inc. — Class A	28,663,245

Capital Goods — 11.5%
1,239,925	Dover Corp.	81,475,472
717,859	Eaton Corp. PLC[3]	38,907,958
1,238,400	Owens Corning[1]	45,808,416
2,067,900	Pentair, Inc.	101,637,285
869,411	Stanley Black & Decker, Inc.	64,310,331

		332,139,462

Commercial Services & Supplies — 4.4%
365,900	Dun & Bradstreet Corp. (The)	28,778,035
3,300,600	Tyco International Ltd.	96,542,550

		125,320,585

Total Industrials		486,123,292

Information Technology — 12.5%
Semiconductors & Semiconductor Components — 3.9%
5,449,145	LSI Corp.[1]	38,579,947
1,249,750	Maxim Integrated Products, Inc.	36,742,650
1,152,100	Microchip Technology, Inc.[2]	37,546,939

		112,869,536

Software & Services — 7.1%
1,347,828	BMC Software, Inc.[1]	53,454,858
759,550	Check Point Software Technologies Ltd.[1]	36,184,962
1,892,004	Parametric Technology Corp.[1]	42,589,010
3,645,700	Yahoo!, Inc.[1]	72,549,430

		204,778,260

See accompanying notes.		CRM Funds
19

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited)

Shares		Value
Information Technology — (continued)
Technology Hardware & Equipment — 1.5%
763,350	Motorola Solutions, Inc.	$42,503,328

Total Information Technology		360,151,124

Materials — 7.2%
460,650	Airgas, Inc.	42,052,739
659,588	Ashland, Inc.	53,037,471
817,250	FMC Corp.	47,825,470
2,058,500	MeadWestvaco Corp.	65,604,395

Total Materials		208,520,075

Utilities — 9.1%
1,521,993	American Water Works Co., Inc.	56,511,600
1,547,371	CMS Energy Corp.	37,724,905
2,846,458	NiSource, Inc.	70,848,340
1,431,750	Northeast Utilities	55,952,790
1,474,850	Xcel Energy, Inc.	39,393,243

Total Utilities		260,430,878

Total Common Stock (Cost $2,378,536,445)		2,760,244,252

Short-Term Investments — 4.2%
60,075,126	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.17%[4]	60,075,126
60,075,126	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.14%[4]	60,075,126

Total Short-Term Investments (Cost $120,150,252)		120,150,252

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.1% (Cost $2,498,686,697)		2,880,394,504

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.5%
Repurchase Agreements — 2.2%
$17,126,730	With Barclays: at 0.20%, dated 12/31/12, to be repurchased on 01/02/13, repurchase price $17,126,920 (collateralized by U.S. Treasury Notes, par values ranging from $4,058,470 - $12,785,829, coupon rates ranging from 1.375% - 1.875%, 06/30/15 - 09/30/18; total market value $17,469,269)	$17,126,730

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — (continued)
Repurchase Agreements — (continued)
$16,582,731	With Deutsche Bank: at 0.25%, dated 12/31/12, to be repurchased on 01/02/13, repurchase price $16,582,961 (collateralized by Federal Home Loan Mortgage Corporation, par values ranging from $4,301,761- $7,566,124, coupon rates ranging from 3.500% - 4.000%, 05/01/32 - 05/01/42; total market value $17,080,213)	$16,582,731
13,654,319	With Goldman Sachs: at 0.12%, dated 12/31/12, to be repurchased on 01/02/13, repurchase price $13,654,410 (collateralized by U.S. Treasury Notes, par values ranging from $5,740,407 - $7,891,716, coupon rates ranging from 0.750% - 2.375%, 09/15/13 - 10/31/14; total market value $13,927,409)	13,654,319
17,126,730	With JPMorgan: at 0.25%, dated 12/31/12, to be repurchased on 01/02/13, repurchase price $17,126,968 (collateralized by Federal National Mortgage Association, par values ranging from $681,591- $2,922,346 coupon rates ranging from 3.00% - 4.50%, 04/01/26 - 12/01/42; total market value $17,641,021)	17,126,730

Total Repurchase Agreements		64,490,510

Time Deposits — 0.3%
2,991,000	Australia and New Zealand Bank Time Deposit, 0.03%, 01/02/13[4]	2,991,000
1,854,000	Deutsche Bank AG Time Deposit, 0.01%, 01/02/13[4]	1,854,000
2,776,000	Nordea Bank Finland Time Deposit, 0.01%, 01/02/13[4]	2,776,000

Total Time Deposits		7,621,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $72,111,510)		72,111,510

Total Investments — 102.6% (Cost $2,570,798,207)		2,952,506,014	[5]
Liabilities in Excess of Other Assets — (2.6%)		(74,685,447)

Total Net Assets — 100.0%		$2,877,820,567

See accompanying notes.		CRM Funds
20

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012 (Unaudited)

Summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows (See Note 2 in Notes to Financial Statements):

Funds	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$2,760,244,252	$2,760,244,252	—	—
Short-Term Invest- ments	120,150,252	120,150,252	—	—
Short-Term Investments Held as Collateral for Loaned Securities	72,111,510	—	$72,111,510	—

Total	$2,952,506,014	$2,880,394,504	$72,111,510	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At December 31, 2012, the market value of securities on loan for the CRM Mid Cap Value Fund was $70,294,491. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
21

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Shares		Value
Common Stock — 95.1%
Consumer Discretionary — 10.5%
Automobiles & Components — 1.9%
21,300	Harley-Davidson, Inc.	$1,040,292

Hotels, Restaurants & Leisure — 1.7%
15,650	Starwood Hotels & Resorts Worldwide, Inc.	897,684

Media — 3.4%
18,100	McGraw-Hill, Inc. (The)	989,527
15,500	Viacom, Inc. — Class B	817,470

		1,806,997

Retailing — 3.5%
14,450	Nordstrom, Inc.	773,075
18,310	Target Corp.	1,083,403

		1,856,478

Total Consumer Discretionary		5,601,451

Consumer Staples — 10.0%
Food, Beverage & Tobacco — 8.5%
25,800	Coca-Cola Co. (The)	935,250
18,850	General Mills, Inc.	761,728
21,433	Kraft Foods Group, Inc.	974,559
38,050	Mondelez International, Inc. — Class A	969,134
12,800	PepsiCo, Inc.	875,904

		4,516,575

Personal Products — 1.5%
13,600	Estee Lauder Cos., Inc. (The) — Class A	814,096

Total Consumer Staples		5,330,671

Energy — 13.4%
53,450	Cameco Corp.	1,054,034
9,000	Chevron Corp.	973,260
9,200	EOG Resources, Inc.	1,111,268
36,700	Marathon Oil Corp.	1,125,222
10,250	National Oilwell Varco, Inc.	700,587
14,150	Occidental Petroleum Corp.	1,084,032
15,800	Schlumberger Ltd.	1,094,782

Total Energy		7,143,185

Financials — 18.8%
Banks — 2.5%
48,000	SunTrust Banks, Inc.	1,360,800

Diversified Financials — 8.1%
21,850	Capital One Financial Corp.	1,265,770
38,400	JPMorgan Chase & Co.	1,688,448
29,500	State Street Corp.	1,386,795

		4,341,013

Insurance — 5.6%
23,200	American International Group, Inc.[1]	818,960

Shares		Value
Financials — (continued)
Insurance — (continued)
10,850	Chubb Corp. (The)	$817,222
23,100	Marsh & McLennan, Inc.	796,257
16,170	MetLife, Inc.	532,640

		2,965,079

Real Estate — 2.6%
26,400	Rayonier, Inc.	1,368,312

Total Financials		10,035,204

Health Care — 10.3%
Health Care Equipment & Services — 4.0%
18,100	Covidien PLC[2]	1,045,094
5,400	McKesson Corp.	523,584
15,750	St. Jude Medical, Inc.	569,205

		2,137,883

Pharmaceuticals & Biotechnology — 6.3%
26,850	Hospira, Inc.[1]	838,794
25,700	Merck & Co., Inc.	1,052,158
57,700	Pfizer, Inc.	1,447,116

		3,338,068

Total Health Care		5,475,951

Industrials — 17.8%
Capital Goods — 14.1%
23,500	Dover Corp.	1,544,185
24,800	Eaton Corp. PLC[2]	1,344,160
71,100	General Electric Co.	1,492,389
38,400	Pentair, Inc.	1,887,360
16,500	Stanley Black & Decker, Inc.	1,220,505

		7,488,599

Commercial Services & Supplies — 3.7%
67,400	Tyco International Ltd.	1,971,450

Total Industrials		9,460,049

Information Technology — 10.8%
Software & Services — 6.2%
16,650	Automatic Data Processing, Inc.	949,216
25,880	BMC Software, Inc.[1]	1,026,401
68,000	Yahoo!, Inc.[1]	1,353,200

		3,328,817

Technology Hardware & Equipment — 4.6%
44,850	EMC Corp.[1]	1,134,705
14,350	Motorola Solutions, Inc.	799,008
8,250	QUALCOMM, Inc.	511,665

		2,445,378

Total Information Technology		5,774,195

Utilities — 3.5%
29,600	Northeast Utilities	1,156,768

See accompanying notes.		CRM Funds
22

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012 (Unaudited)

Shares		Value
Utilities — (continued)
27,300	Xcel Energy, Inc.	$729,183

Total Utilities		1,885,951

Total Common Stock (Cost $46,732,291)		50,706,657

Short-Term Investments — 5.0%
1,316,853	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.17%[3]	1,316,853
1,316,852	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.14%3	1,316,852

Total Short-Term Investments (Cost $2,633,705)		2,633,705

Total Investments — 100.1% (Cost $49,365,996)		53,340,362
Liabilities in Excess of Other Assets — (0.1%)		(40,090)

Total Net Assets — 100.0%		$53,300,272

Summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows (See Note 2 in Notes to Financial Statements):

Funds	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$50,706,657	$50,706,657	—	—
Short-Term Invest- ments	2,633,705	2,633,705	—	—

Total	$53,340,362	$53,340,362	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
23

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Shares		Value
Common Stock — 94.7%
Consumer Discretionary — 4.9%
Automobiles & Components — 1.7%
20,300	Harley-Davidson, Inc.	$991,452

Media — 1.7%
18,200	McGraw-Hill, Inc. (The)	994,994

Retailing — 1.5%
16,150	Nordstrom, Inc.	864,025

Total Consumer Discretionary		2,850,471

Consumer Staples — 4.8%
Food, Beverage & Tobacco — 4.8%
28,700	Coca-Cola Co. (The)	1,040,375
20,200	General Mills, Inc.	816,282
36,900	Mondelez International, Inc. — Class A	939,843

		2,796,500

Total Consumer Staples		2,796,500

Energy — 8.4%
56,500	Cameco Corp.	1,114,180
10,150	EOG Resources, Inc.	1,226,018
17,750	Occidental Petroleum Corp.	1,359,828
17,300	Schlumberger Ltd.	1,198,717

Total Energy		4,898,743

Financials — 18.6%
Banks — 4.0%
48,100	SunTrust Banks, Inc.	1,363,635
103,150	TFS Financial Corp.[1]	992,303

		2,355,938

Diversified Financials — 10.3%
22,000	Capital One Financial Corp.	1,274,460
42,300	JPMorgan Chase & Co.	1,859,931
46,400	Lazard Ltd. — Class A	1,384,576
31,700	State Street Corp.	1,490,217

		6,009,184

Insurance — 1.5%
24,500	Marsh & McLennan, Inc.	844,515

Real Estate — 2.8%
31,650	Rayonier, Inc.	1,640,419

Total Financials		10,850,056

Health Care — 11.2%
Health Care Equipment & Services — 4.5%
38,800	CONMED Corp.	1,084,460
17,650	St. Jude Medical, Inc.	637,871
26,200	STERIS Corp.	909,926

		2,632,257

Pharmaceuticals & Biotechnology — 6.7%
10,150	BioMarin Pharmaceutical, Inc.[1]	499,888
28,900	Hospira, Inc.[1]	902,836
27,450	Merck & Co., Inc.	1,123,803

Shares		Value
Health Care — (continued)
Pharmaceuticals & Biotechnology — (continued)
55,700	Pfizer, Inc.	$1,396,956

		3,923,483

Total Health Care		6,555,740

Industrials — 26.8%
Capital Goods — 17.7%
20,400	Dover Corp.	1,340,484
24,500	Eaton Corp. PLC[2]	1,327,900
35,400	Fortune Brands Home & Security, Inc.[1]	1,034,388
80,200	General Electric Co.	1,683,398
12,750	Pall Corp.	768,315
41,750	Pentair, Inc.	2,052,012
10,500	Snap-On, Inc.	829,395
17,800	Stanley Black & Decker, Inc.	1,316,666

		10,352,558

Commercial Services & Supplies — 7.3%
9,750	Dun & Bradstreet Corp. (The)	766,838
51,500	Geo Group, Inc. (The)	1,452,300
69,200	Tyco International Ltd.	2,024,100

		4,243,238

Oil & Gas — 1.8%
38,800	MRC Global, Inc.[1]	1,077,864

Total Industrials		15,673,660

Information Technology — 11.5%
Software & Services — 6.8%
27,800	BMC Software, Inc.[1]	1,102,548
68,000	Monster Worldwide, Inc.[1]	382,160
45,700	Parametric Technology Corp.[1]	1,028,707
74,400	Yahoo!, Inc.[1]	1,480,560

		3,993,975

Technology Hardware & Equipment — 4.7%
50,600	EMC Corp.[1]	1,280,180
15,650	Motorola Solutions, Inc.	871,392
9,300	QUALCOMM, Inc.	576,786

		2,728,358

Total Information Technology		6,722,333

Materials — 2.6%
25,750	FMC Corp.	1,506,890

Total Materials		1,506,890

Utilities — 5.9%
27,800	American Water Works Co., Inc.	1,032,214
47,300	NiSource, Inc.	1,177,297
32,100	Northeast Utilities	1,254,469

Total Utilities		3,463,980

Total Common Stock (Cost $50,870,846)		55,318,373

See accompanying notes.		CRM Funds
24

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012 (Unaudited)

Shares		Value
Short-Term Investments — 5.1%
1,476,750	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.17%[3]	$1,476,750
1,476,750	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.14%[3]	1,476,750

Total Short-Term Investments (Cost $2,953,500)		2,953,500

Total Investments — 99.8% (Cost $53,824,346)		58,271,873
Other Assets in Excess of Liabilities — 0.2%		145,995

Total Net Assets — 100.0%		$58,417,868

Summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows (See Note 2 in Notes to Financial Statements):

Funds	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$55,318,373	$55,318,373	—	—
Short-Term Invest- ments	2,953,500	2,953,500	—	—

Total	$58,271,873	$58,271,873	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
25

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Shares		Value
Common Stock — 97.5%
Belgium — 1.1%
4,200	Solvay SA	$611,154

Total Belgium		611,154

Bermuda — 2.9%
5,100	Credicorp Ltd.	747,456
29,400	Lazard Ltd. — Class A	877,296

Total Bermuda		1,624,752

Brazil — 2.1%
57,600	Vale SA, ADR[2]	1,169,280

Total Brazil		1,169,280

Canada — 1.9%
15,900	Telus Corp.	1,033,892

Total Canada		1,033,892

Finland — 1.6%
40,800	Elisa OYJ	904,529

Total Finland		904,529

France — 4.1%
11,900	Pernod-Ricard SA	1,380,657
7,720	Technip SA	892,714

Total France		2,273,371

Germany — 4.5%
8,100	Adidas AG	722,923
4,500	Brenntag AG	592,857
6,550	Linde AG	1,145,918

Total Germany		2,461,698

Indonesia — 3.2%
1,584,000	Bank Negara Indonesia Persero Tbk PT	610,492
1,242,000	Telekomunikasi Indonesia Tbk PT	1,170,619

Total Indonesia		1,781,111

Ireland — 4.4%
102,500	C&C Group PLC[3]	616,542
12,900	Covidien PLC[3]	744,846
19,500	Eaton Corp. PLC[3]	1,056,900

Total Ireland		2,418,288

Japan — 12.5%
30,300	Bridgestone Corp.	788,756
99,000	Isuzu Motors Ltd.	590,775
21,900	Itochu Techno-Solutions Corp.	901,806
17,000	JGC Corp.	529,745
39,300	JSR Corp.	750,144
48,600	Nichi-Iko Pharmaceutical Co. Ltd.	941,798
69,300	Sega Sammy Holdings, Inc.	1,169,737
106,800	Sumitomo Electric Industries Ltd.	1,234,483

Total Japan		6,907,244

Netherlands — 2.7%
62,700	ING Groep N.V.[1]	595,527

Shares		Value
Netherlands — (continued)
14,400	Koninklijke DSM N.V.	$877,623

Total Netherlands		1,473,150

Switzerland — 7.9%
29,700	Pentair, Inc.	1,459,755
8,100	Swiss Re AG	587,240
51,600	Tyco International Ltd.	1,509,300
3,000	Zurich Financial Services AG	803,874

Total Switzerland		4,360,169

Thailand — 1.6%
812,600	Bank of Ayudhya PCL	869,013

Total Thailand		869,013

Turkey — 0.6%
31,200	Turkiye Halk Bankasi AS	307,559

Total Turkey		307,559

United Arab Emirates — 1.5%
95,100	Dragon Oil PLC[3]	857,397

Total United Arab Emirates		857,397

United Kingdom — 11.0%
38,100	Croda International PLC[3]	1,489,148
61,500	Rolls-Royce Holdings PLC[3]	882,123
13,950	SABMiller PLC[3]	647,438
37,800	Subsea 7 SA	908,421
42,300	Tullow Oil PLC[3]	881,850
39,800	Weir Group PLC (The)[3]	1,230,746

Total United Kingdom		6,039,726

United States — 33.9%
13,200	Automatic Data Processing, Inc.	752,532
21,000	BMC Software, Inc.[1]	832,860
22,200	Coca-Cola Co. (The)	804,750
14,500	Dover Corp.	952,795
34,800	EMC Corp.[1]	880,440
12,300	Estee Lauder Cos., Inc. (The) — Class A	736,278
68,700	Interpublic Group of Cos., Inc. (The)	757,074
26,600	JPMorgan Chase & Co.	1,169,602
128,650	LSI Corp.[1]	910,842
18,000	Merck & Co., Inc.	736,920
32,400	Mondelez International, Inc. — Class A	825,228
14,400	Nordstrom, Inc.	770,400
18,600	Northeast Utilities	726,888
12,000	Occidental Petroleum Corp.	919,320
15,900	Oceaneering International, Inc.	855,261
45,600	Pfizer, Inc.	1,143,648
9,600	QUALCOMM, Inc.	595,392
16,500	Rayonier, Inc.	855,195
12,900	Schlumberger Ltd.	893,841
11,400	Stanley Black & Decker, Inc.	843,258
13,800	Target Corp.	816,546

See accompanying notes.		CRM Funds
26

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012 (Unaudited)

Shares		Value
United States — (continued)
44,700	Yahoo!, Inc.[1]	$889,530

Total United States		18,668,600

Total Common Stock (Cost $49,603,516)		53,760,933

Preferred Stock — 0.0%
United Kingdom — 0.0%
4,902,000	Rolls-Royce Group PLC — Class C3
(Cost $7,814)		7,963

Total United Kingdom		7,963

Short-Term Investments — 0.5%
137,341	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.17%[4]	137,341
137,342	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.14%[4]	137,342

Total Short-Term Investments (Cost $274,683)		274,683

Total Investments — 98.0% (Cost $49,886,013)		54,043,579
Other Assets in Excess of Liabilities — 2.0%		1,082,901

Total Net Assets — 100.0%		$55,126,480

Summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows (See Note 2 in Notes to Financial Statements):

Funds	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock
Belgium	$611,154	—	$611,154	—
Bermuda	1,624,752	$1,624,752	—	—
Brazil	1,169,280	1,169,280	—	—
Canada	1,033,892	1,033,892	—	—
Finland	904,529	—	904,529	—
France	2,273,371	—	2,273,371	—
Germany	2,461,698	—	2,461,698	—
Indonesia	1,781,111	—	1,781,111	—
Ireland	2,418,288	2,418,288	—	—
Japan	6,907,244	—	6,907,244	—
Netherlands	1,473,150	—	1,473,150	—
Switzerland	4,360,169	2,969,055	1,391,114	—
Thailand	869,013	—	869,013	—
Turkey	307,559	—	307,559	—
United Arab Emirates	857,397	857,397	—	—
United Kingdom	6,039,726	—	6,039,726	—
United States	18,668,600	18,668,600	—	—
Preferred Stock	7,963	—	—	$7,963
Short-Term Investments	274,683	274,683	—	—

Total	$54,043,579	$29,015,947	$25,019,669	$7,963

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Securities transferred from Level 2 into Level 1 with an end of period value of $1,473,939. This transfer occurred as a result of those securities not meeting the percentage change for utilizing the fair valuation model at December 31, 2012.

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
27

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012 (Unaudited)

Shares		Value
Common Stock — 94.8%
Belgium — 1.6%
2,300	Solvay SA	$334,680

Total Belgium		334,680

Bermuda — 1.2%
1,700	Credicorp Ltd.	249,152

Total Bermuda		249,152

Brazil — 4.1%
19,500	Petroleo Brasileiro SA, ADR[2]	379,665
24,010	Vale SA, ADR[2]	487,403

Total Brazil		867,068

Canada — 6.0%
11,700	Canadian Natural Resources Ltd.	336,873
7,750	Cenovus Energy, Inc.	259,372
4,900	Telus Corp.	318,621
26,100	Trican Well Service Ltd.	344,257

Total Canada		1,259,123

Finland — 1.5%
14,000	Elisa OYJ	310,378

Total Finland		310,378

France — 5.6%
15,100	Jcdecaux SA	360,423
4,400	Pernod-Ricard SA	510,495
2,650	Technip SA	306,437

Total France		1,177,355

Germany — 7.3%
2,900	Adidas AG	258,824
2,200	BASF SE	208,033
1,550	Brenntag AG	204,207
5,300	Fresenius Medical Care AG & Co. KGAA	365,766
2,875	Linde AG	502,979

Total Germany		1,539,809

Hong Kong — 1.1%
58,000	Hang Lung Properties Ltd.	233,416

Total Hong Kong		233,416

Indonesia — 3.0%
568,000	Bank Negara Indonesia Persero Tbk PT	218,914
435,000	Telekomunikasi Indonesia Tbk PT	409,999

Total Indonesia		628,913

Ireland — 8.2%
36,000	C&C Group PLC[3]	216,542
7,600	Kerry Group PLC — Class A3	399,462
13,700	Shire PLC[3]	421,429
27,450	UBM PLC[3]	324,636
25,100	WPP PLC[3]	366,692

Total Ireland		1,728,761

Shares		Value
Japan — 20.6%
10,400	Bridgestone Corp.	$270,728
9,100	Canon, Inc.	352,714
53,000	Daicel Corp.	350,666
35,000	H2O Retailing Corp.	327,124
35,000	Isuzu Motors Ltd.	208,860
7,500	Itochu Techno-Solutions Corp.	308,838
6,000	JGC Corp.	186,969
13,500	JSR Corp.	257,683
11,600	Kao Corp.	302,267
17,000	Nichi-Iko Pharmaceutical Co. Ltd.	329,435
4,000	Nitto Denko Corp.	196,995
24,300	Sega Sammy Holdings, Inc.	410,168
36,600	Sumitomo Electric Industries Ltd.	423,053
7,700	Unicharm Corp.	400,127

Total Japan		4,325,627

Netherlands — 2.4%
21,530	ING Groep N.V.[1]	204,493
4,900	Koninklijke DSM N.V.	298,635

Total Netherlands		503,128

Philippines — 1.5%
81,150	Security Bank Corp.	309,049

Total Philippines		309,049

Sweden — 1.0%
10,500	Swedbank AB — Class A	206,276

Total Sweden		206,276

Switzerland — 6.1%
4,650	Cie Financiere Richemont SA	365,004
1,025	Roche Holding AG	207,236
2,800	Swiss Re AG	202,997
14,850	UBS AG	232,386
1,000	Zurich Financial Services AG	267,958

Total Switzerland		1,275,581

Thailand — 1.4%
280,300	Bank of Ayudhya PCL	299,759

Total Thailand		299,759

Turkey — 1.4%
29,300	Turkiye Halk Bankasi AS	288,829

Total Turkey		288,829

United Arab Emirates — 1.7%
39,400	Dragon Oil PLC[3]	355,220

Total United Arab Emirates		355,220

United Kingdom — 19.1%
13,400	Croda International PLC[3]	523,742
137,800	Debenhams PLC[3]	257,272
234,500	Hays PLC[3]	318,914
27,850	Hunting PLC[3]	361,991
7,500	Johnson Matthey PLC[3]	294,625
18,000	Pearson PLC[3]	350,850
22,285	Rolls-Royce Holdings PLC[3]	319,644

See accompanying notes.		CRM Funds
28

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012 (Unaudited)

Shares		Value
United Kingdom — (continued)
4,700	SABMiller PLC[3]	$218,133
7,900	Spirax-Sarco Engineering PLC[3]	295,805
12,850	Subsea 7 SA	308,815
15,200	Tullow Oil PLC[3]	316,882
14,000	Weir Group PLC (The)[3]	432,926

Total United Kingdom		3,999,599

Total Common Stock (Cost $18,454,061)		19,891,723

Preferred Stock — 0.0%
United Kingdom — 0.0%
1,693,660	Rolls-Royce Group PLC — Class C3
(Cost $2,700)		2,751

Total United Kingdom		2,751

Short-Term Investments — 7.2%
760,763	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.17%[4]	760,763
760,764	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.14%[4]	760,764

Total Short-Term Investments (Cost $1,521,527)		1,521,527

Total Investments — 102.0% (Cost $19,978,288)		21,416,001
Liabilities in Excess of Other Assets — (2.0%)		(428,988)

Total Net Assets — 100.0%		$20,987,013

Summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows (See Note 2 in Notes to Financial Statements):

Funds	Investments in Securities (Value )	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock
Belgium	$334,680	—	$334,680	—
Bermuda	249,152	$249,152	—	—
Brazil	867,068	867,068	—	—
Canada	1,259,123	1,259,123	—	—
Finland	310,378	—	310,378	—
France	1,177,355	—	1,177,355	—
Germany	1,539,809	—	1,539,809	—
Hong Kong	233,416	—	233,416	—
Indonesia	628,913	—	628,913	—
Ireland	1,728,761	616,004	1,112,757	—
Japan	4,325,627	—	4,325,627	—
Netherlands	503,128	—	503,128	—
Philippines	309,049	—	309,049	—
Sweden	206,276	—	206,276	—
Switzerland	1,275,581	—	1,275,581	—
Thailand	299,759	—	299,759	—
Turkey	288,829	—	288,829	—
United Arab Emirates	355,220	355,220	—	—
United King- dom	3,999,599	—	3,999,599	—
Preferred Stock	2,751	—	—	$2,751
Short-Term Investments	1,521,527	1,521,527	—	—

Total	$21,416,001	$4,868,094	$16,545,156	$2,751

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Securities were transferred from Level 2 into Level 1 with an end of period value of $571,762. This transfer occurred as a result of those securities not meeting the percentage change for utilizing the fair valuation model at December 31, 2012.

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
29

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$644,897,539	$760,374,131	$2,570,798,207	$49,365,996
Net unrealized appreciation	74,129,343	121,883,834	381,707,807	3,974,366

Total investments, at value[1]	719,026,882	882,257,965	2,952,506,014	53,340,362
Receivable for fund shares sold	183,766	1,179,984	8,416,824	103,986
Receivable for securities sold	440,473	—	15,502,675	—
Dividends and interest receivable	4,020,832	580,434	2,052,649	87,889
Other assets	65,615	67,486	218,350	18,664

Total assets	723,737,568	884,085,869	2,978,696,512	53,550,901

LIABILITIES:
Obligation to return securities lending collateral	149,564	—	72,111,510	—
Payable for fund shares redeemed	527,849	1,104,010	13,238,233	—
Payable for securities purchased	2,295,846	3,434,392	12,996,283	174,533
Accrued advisory fee	452,212	554,480	1,755,088	24,635
Audit and tax fees	24,993	24,994	24,994	24,993
Other accrued expenses	167,915	189,021	749,837	26,468

Total liabilities	3,618,379	5,306,897	100,875,945	250,629

NET ASSETS	$720,119,189	$878,778,972	$2,877,820,567	$53,300,272

COMPONENTS OF NET ASSETS
Paid-in-capital	$657,387,005	$755,691,190	$2,480,324,241	$49,259,384
Undistributed (distributions in excess of) net investment income	806,655	590,597	(207,009)	6,313
Accumulated net realized gain (loss) on investments	(12,203,814)	613,351	15,995,528	60,209
Net unrealized appreciation of investments	74,129,343	121,883,834	381,707,807	3,974,366

NET ASSETS	$720,119,189	$878,778,972	$2,877,820,567	$53,300,272

NET ASSETS BY SHARE CLASS
Investor Shares	$97,546,543	$203,705,952	$827,130,269	$18,331,177
Institutional Shares	622,572,646	675,073,020	2,050,690,298	34,969,095

NET ASSETS	$720,119,189	$878,778,972	$2,877,820,567	$53,300,272

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	5,111,762	13,562,896	27,265,055	1,689,777
Institutional Shares	30,559,489	44,425,240	66,623,993	3,219,567
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$ 19.08	$ 15.02	$ 30.34	$ 10.85
Institutional Shares	$ 20.37	$ 15.20	$ 30.78	$ 10.86
[1] Includes securities loaned of:	$ 142,833	$ —	$ 70,294,491	$ —

See accompanying notes.		CRM Funds
30

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012 (Unaudited)

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$53,824,346	$49,886,013	$19,978,288
Net unrealized appreciation	4,447,527	4,157,566	1,437,713

Total investments, at value	58,271,873	54,043,579	21,416,001
Currencies
Foreign currencies, at cost	—	(2)	1,440
Net unrealized appreciation (depreciation)	—	4,453	(1)

Total foreign currencies, at value	—	4,451	1,439
Cash	—	—	(1)
Receivable for fund shares sold	92,398	—	—
Receivable for securities sold	—	2,118,691	—
Dividends and interest receivable	349,837	65,277	28,217
Other assets	20,632	27,746	24,898

Total assets	58,734,740	56,259,744	21,470,554

LIABILITIES:
Payable for fund shares redeemed	18,242	942,394	38,812
Payable for securities purchased	198,953	12,951	312,941
Deferred foreign capital gain tax	—	7,725	2,634
Accrued advisory fee	46,127	37,184	2,250
Audit and tax fees	24,993	38,757	38,769
Other accrued expenses	28,557	94,253	88,135

Total liabilities	316,872	1,133,264	483,541

NET ASSETS	$58,417,868	$55,126,480	$20,987,013

COMPONENTS OF NET ASSETS
Paid-in-capital	$54,549,771	$62,725,053	$21,702,248
Undistributed net investment income	18,843	179,195	42,273
Accumulated net realized loss on investments	(598,273)	(11,926,240)	(2,192,396)
Net unrealized appreciation of investments and foreign currency	4,447,527	4,148,472 [2]	1,434,888 [3]

NET ASSETS	$58,417,868	$55,126,480	$20,987,013

NET ASSETS BY SHARE CLASS
Investor Shares	$27,439,991	$2,032,176	$7,705,020
Institutional Shares	30,977,877	53,094,304	13,281,993

NET ASSETS	$58,417,868	$55,126,480	$20,987,013

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	2,595,062	146,946	559,433
Institutional Shares	2,909,637	3,803,960	960,332
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$ 10.57	$ 13.83	$ 13.77
Institutional Shares	$ 10.65	$ 13.96	$ 13.83

[2] Net of $(7,725) accrued foreign capital gain taxes on securities at unrealized appreciation.

[3] Net of $(2,634) accrued foreign capital gain taxes on securities at unrealized appreciation.

See accompanying notes.		CRM Funds
31

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
INVESTMENT INCOME
Dividends	$10,462,344	$8,162,345	$33,551,634	$534,295
Interest	(17,355)	(16,267)	(67,169)	1,824
Securities lending income	45,132	48,078	8,993	—
Foreign tax withheld	—	—	(70,922)	(1,352)

Total investment income	10,490,121	8,194,156	33,422,536	534,767

EXPENSES
Investment advisory fees	2,718,044	3,162,074	11,042,208	180,278
Administration and accounting fees	78,202	89,467	321,114	9,852
Custody fees	22,053	24,831	86,030	6,032
Transfer Agent fees	139,082	188,007	739,998	21,810
Shareholder reports	31,205	35,877	141,060	1,937
Shareholder services - Investor Shares	124,376	240,532	1,267,325	23,645
Trustee fees and expenses	20,446	22,880	91,902	1,255
Insurance fees	13,374	15,215	62,187	993
Compliance services	5,532	6,259	24,709	343
Registration fees	24,811	34,788	25,234	19,730
Audit and tax fees	19,169	19,169	19,169	19,169
Legal fees	6,246	7,189	27,618	389
Miscellaneous	25,379	28,340	116,527	2,176

Total expenses	3,227,919	3,874,628	13,965,081	287,609
Expenses waived/reimbursed	—	—	—	(47,631)

Net expenses	3,227,919	3,874,628	13,965,081	239,978

NET INVESTMENT INCOME	7,262,202	4,319,528	19,457,455	294,789

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:	20,626,092	27,804,279	238,712,384	3,521,786
Investments
Net change in unrealized appreciation (depreciation) on:
Investments	25,208,690	37,547,984	10,689,589	(1,166,141)

Net realized and unrealized gain on investments	45,834,782	65,352,263	249,401,973	2,355,645

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,096,984	$69,671,791	$268,859,428	$2,650,434

See accompanying notes.		CRM Funds
32

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
INVESTMENT INCOME
Dividends	$915,487	$566,883	$175,142
Interest	—	(4,789)	1,215
Foreign tax withheld	(1,461)	(13,245)	(7,537)

Total investment income	914,026	548,849	168,820

EXPENSES
Investment advisory fees	256,728	264,300	84,966
Administration and accounting fees	10,352	24,887	21,694
Custody fees	6,646	49,811	35,195
Transfer Agent fees	20,468	26,353	19,956
Shareholder reports	2,216	2,464	768
Shareholder services - Investor Shares	32,517	2,556	8,533
Trustee fees and expenses	1,419	1,622	475
Insurance fees	831	1,421	356
Compliance services	388	443	135
Registration fees	18,270	18,333	18,273
Audit and tax fees	19,169	16,856	18,452
Legal fees	462	2,047	158
Miscellaneous	2,149	2,879	1,119

Total expenses	371,615	413,972	210,080
Expenses waived/reimbursed	(1,297)	(44,318)	(83,533)

Net expenses	370,318	369,654	126,547

NET INVESTMENT INCOME	543,708	179,195	42,273

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	2,810,659	2,551,802	679,619
Foreign currency transactions	—	(46,652)	(21,451)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	783,451	2,002,683	1,416,533
Foreign capital gains tax	—	(7,725)	(2,634)

Net realized and unrealized gain on investments and foreign currency	3,594,110	4,500,108	2,072,067

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,137,818	$4,679,303	$2,114,340

See accompanying notes.		CRM Funds
33

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
NET ASSETS - BEGINNING OF PERIOD	$726,837,161	$866,058,642

OPERATIONS
Net investment income	7,262,202	7,110,421
Net realized gain (loss) from investments	20,626,092	(19,158,918)
Net change in unrealized appreciation (depreciation) on investments	25,208,690	(70,850,523)

Net increase (decrease) in net assets resulting from operations	53,096,984	(82,899,020)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(1,744,316)	—
Net investment income - Institutional Shares	(11,819,550)	(1,207,942)
Net realized gains on investments - Investor Shares	—	(18,641,029)
Net realized gains on investments - Institutional Shares	—	(90,759,313)

Total distributions to shareholders	(13,563,866)	(110,608,284)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	5,464,975	12,318,046
Sale of shares - Institutional Shares	39,886,654	154,557,801
Reinvestment of distributions - Investor Shares	1,659,624	18,220,618
Reinvestment of distributions - Institutional Shares	11,212,740	90,038,362
Redemption of shares - Investor Shares	(16,997,627)	(52,844,735)
Redemption of shares - Institutional Shares	(87,477,456)	(168,004,269)

Net increase (decrease) from capital share transactions	(46,251,090)	54,285,823

Total decrease in net assets	(6,717,972)	(139,221,481)

NET ASSETS - END OF PERIOD	$720,119,189	$726,837,161

Undistributed net investment income	$ 806,655	$ 7,108,319

See accompanying notes.		CRM Funds
34

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
NET ASSETS - BEGINNING OF PERIOD	$799,125,125	$911,426,868

OPERATIONS
Net investment income	4,319,528	2,680,828
Net realized gain (loss) from investments	27,804,279	(7,666,605)
Net change in unrealized appreciation (depreciation) on investments	37,547,984	(30,521,251)

Net increase (decrease) in net assets resulting from operations	69,671,791	(35,507,028)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(1,166,549)	—
Net investment income - Institutional Shares	(5,133,468)	—
Net realized gains on investments - Investor Shares	(2,704,419)	(13,158,674)
Net realized gains on investments - Institutional Shares	(8,933,344)	(48,569,236)

Total distributions to shareholders	(17,937,780)	(61,727,910)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	37,661,813	92,462,032
Sale of shares - Institutional Shares	63,060,603	136,101,057
Reinvestment of distributions - Investor Shares	3,859,763	13,137,185
Reinvestment of distributions - Institutional Shares	13,656,723	47,382,787
Redemption of shares - Investor Shares	(32,183,206)	(72,653,439)
Redemption of shares - Institutional Shares	(58,135,860)	(231,496,427)

Net increase (decrease) from capital share transactions	27,919,836	(15,066,805)

Total increase (decrease) in net assets	79,653,847	(112,301,743)

NET ASSETS - END OF PERIOD	$878,778,972	$799,125,125

Undistributed net investment income	$ 590,597	$ 2,571,086

See accompanying notes.		CRM Funds
35

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
NET ASSETS - BEGINNING OF PERIOD	$3,240,274,120	$4,153,281,069

OPERATIONS
Net investment income	19,457,455	30,012,075
Net realized gain (loss) from investments	238,712,384	(88,924,652)
Net change in unrealized appreciation (depreciation) on investments	10,689,589	(240,960,448)

Net increase (decrease) in net assets resulting from operations	268,859,428	(299,873,025)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(8,833,024)	(6,599,259)
Net investment income - Institutional Shares	(27,318,949)	(16,632,425)

Total distributions to shareholders	(36,151,973)	(23,231,684)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	55,711,769	230,593,564
Sale of shares - Institutional Shares	222,655,587	362,404,552
Reinvestment of distributions - Investor Shares	8,792,571	6,499,663
Reinvestment of distributions - Institutional Shares	23,153,302	13,854,916
Redemption of shares - Investor Shares	(375,866,403)	(518,325,200)
Redemption of shares - Institutional Shares	(529,607,834)	(684,929,735)

Net decrease from capital share transactions	(595,161,008)	(589,902,240)

Total decrease in net assets	(362,453,553)	(913,006,949)

NET ASSETS - END OF PERIOD	$2,877,820,567	$3,240,274,120

Undistributed (distributions in excess of) net investment income	$ (207,009)	$ 16,487,509

See accompanying notes.		CRM Funds
36

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
NET ASSETS - BEGINNING OF PERIOD	$43,341,153	$69,770,565

OPERATIONS
Net investment income	294,789	454,137
Net realized gain from investments	3,521,786	156,957
Net change in unrealized appreciation (depreciation) on investments	(1,166,141)	(2,291,220)

Net increase (decrease) in net assets resulting from operations	2,650,434	(1,680,126)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(158,721)	(79,096)
Net investment income - Institutional Shares	(371,577)	(269,244)
Net realized gains on investments - Investor Shares	(851,352)	—
Net realized gains on investments - Institutional Shares	(1,553,016)	—

Total distributions to shareholders	(2,934,666)	(348,340)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	2,024,544	1,884,747
Sale of shares - Institutional Shares	10,996,957	5,747,940
Reinvestment of distributions - Investor Shares	1,008,849	75,525
Reinvestment of distributions - Institutional Shares	1,853,329	237,752
Redemption of shares - Investor Shares	(3,927,971)	(6,226,735)
Redemption of shares - Institutional Shares	(1,712,357)	(26,120,175)

Net increase (decrease) from capital share transactions	10,243,351	(24,400,946)

Total increase (decrease) in net assets	9,959,119	(26,429,412)

NET ASSETS - END OF PERIOD	$53,300,272	$43,341,153

Undistributed net investment income	$ 6,313	$ 241,822

See accompanying notes.		CRM Funds
37

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Month Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
NET ASSETS - BEGINNING OF PERIOD	$50,419,730	$39,415,535

OPERATIONS
Net investment income	543,708	80,857
Net realized gain (loss) from investments	2,810,659	(3,151,978)
Net change in unrealized appreciation (depreciation) on investments	783,451	544,711

Net increase (decrease) in net assets resulting from operations	4,137,818	(2,526,410)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(254,848)	—
Net investment income - Institutional Shares	(341,098)	—
Net realized gains on investments - Investor Shares	(81,803)	(713,681)
Net realized gains on investments - Institutional Shares	(87,778)	(368,149)

Total distributions to shareholders	(765,527)	(1,081,830)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	3,405,384	11,568,525
Sale of shares - Institutional Shares	2,914,430	16,969,363
Reinvestment of distributions - Investor Shares	320,514	673,799
Reinvestment of distributions - Institutional Shares	349,063	246,036
Redemption of shares - Investor Shares	(2,179,735)	(13,601,402)
Redemption of shares - Institutional Shares	(183,809)	(1,243,886)

Net increase from capital share transactions	4,625,847	14,612,435

Total increase in net assets	7,998,138	11,004,195

NET ASSETS - END OF PERIOD	$58,417,868	$50,419,730

Undistributed net investment income	$ 18,843	$ 71,081

See accompanying notes.		CRM Funds
38

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Global Opportunity Fund
	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
NET ASSETS - BEGINNING OF PERIOD	$56,979,504	$112,169,618

OPERATIONS
Net investment income	179,195	491,807
Net realized gain (loss) from investments and foreign currency	2,505,150	(14,258,576)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,994,958	(6,502,456)

Net increase (decrease) in net assets resulting from operations	4,679,303	(20,269,225)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	—	—
Net investment income - Institutional Shares	—	—
Net realized gains on investments - Investor Shares	—	(285,524)
Net realized gains on investments - Institutional Shares	—	(10,429,976)

Total distributions to shareholders	—	(10,715,500)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	108,114	347,976
Sale of shares - Institutional Shares	1,002,641	27,536,630
Reinvestment of distributions - Investor Shares	—	278,226
Reinvestment of distributions - Institutional Shares	—	1,167,841
Redemption of shares - Investor Shares	(211,236)	(590,967)
Redemption of shares - Institutional Shares	(7,432,379)	(52,945,263)
Redemption fee - Investor Shares	20	4
Redemption fee - Institutional Shares	513	164

Net decrease from capital share transactions	(6,532,327)	(24,205,389)

Total decrease in net assets	(1,853,024)	(55,190,114)

NET ASSETS - END OF PERIOD	$55,126,480	$56,979,504

Undistributed net investment income	$ 179,195	$ —

See accompanying notes.		CRM Funds
39

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM International Opportunity Fund
	Six Months Ended December 31, 2012 (Unaudited)	Year Ended June 30, 2012
NET ASSETS - BEGINNING OF PERIOD	$16,462,671	$22,986,072

OPERATIONS
Net investment income	42,273	167,483
Net realized gain (loss) from investments and foreign currency	658,168	(2,889,418)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,413,899	(1,725,086)

Net increase (decrease) in net assets resulting from operations	2,114,340	(4,447,021)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	—	(473)
Net investment income - Institutional Shares	—	(36,056)
Net realized gains on investments - Investor Shares	—	(479,029)
Net realized gains on investments - Institutional Shares	—	(1,613,067)

Total distributions to shareholders	—	(2,128,625)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,467,319	2,351,038
Sale of shares - Institutional Shares	1,614,300	5,217,297
Reinvestment of distributions - Investor Shares	—	454,948
Reinvestment of distributions - Institutional Shares	—	685,756
Redemption of shares - Investor Shares	(309,615)	(373,168)
Redemption of shares - Institutional Shares	(362,002)	(8,283,626)

Net increase from capital share transactions	2,410,002	52,245

Total increase (decrease) in net assets	4,524,342	(6,523,401)

NET ASSETS - END OF PERIOD	$20,987,013	$16,462,671

Undistributed net investment income	$ 42,273	$ —

See accompanying notes.		CRM Funds
40

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2012	For the Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$ 18.02	$ 24.08	$ 17.00	$ 14.82	$ 18.80	$ 27.78

Investment operations:
Net investment income (loss)[1]	0.17 [2]	0.13	(0.01)	(0.07)	0.03	0.05
Net realized and unrealized gain (loss) on investments	1.23	(2.88)	7.09	2.25	(3.94)	(5.10)

Total from investment operations	1.40	(2.75)	7.08	2.18	(3.91)	(5.05)

Distributions to shareholders:
From net investment income	(0.34)	—	—	—	(0.03)	(0.05)
From net realized gains on investments	—	(3.31)	—	—	—	(3.88)
Return of capital	—	—	—	—	(0.04)	—

Total distributions to shareholders	(0.34)	(3.31)	—	—	(0.07)	(3.93)

Net Asset Value — End of Period	$ 19.08	$ 18.02	$ 24.08	$ 17.00	$ 14.82	$ 18.80

Total Return	7.83%[3]	(9.58)%	41.65%	14.71%	(20.79)%	(18.71)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.08%[4]	1.08%	1.08%	1.09%	1.11%	1.11%
Net investment income (loss)	1.79%[2,4]	0.71%	(0.06)%	(0.38)%	0.22%	0.20%
Portfolio turnover rate	40%[3]	103%	115%	115%	87%	79%
Net Assets at the end of period (000’s omitted)	$ 97,547	$101,747	$159,302	$142,221	$120,445	$168,055

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.80%.

[3]	Not annualized.
[4]	Annualized.

See accompanying notes.		CRM Funds
41

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2012	For the Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$ 19.24	$ 25.43	$ 17.91	$ 15.58	$ 19.78	$ 29.00

Investment operations:
Net investment income (loss)[1]	0.20 [2]	0.21	0.04	(0.03)	0.07	0.11
Net realized and unrealized gain (loss) on investments	1.32	(3.05)	7.48	2.36	(4.16)	(5.33)

Total from investment operations	1.52	(2.84)	7.52	2.33	(4.09)	(5.22)

Distributions to shareholders:
From net investment income	(0.39)	(0.04)	—	—	(0.07)	(0.12)
From net realized gains on investments	—	(3.31)	—	—	—	(3.88)
Return of capital	—	—	—	—	(0.04)	—

Total distributions to shareholders	(0.39)	(3.35)	—	—	(0.11)	(4.00)

Net Asset Value — End of Period	$ 20.37	$ 19.24	$ 25.43	$ 17.91	$ 15.58	$ 19.78

Total Return	7.95%[3]	(9.36)%	41.99%	14.96%	(20.61)%	(18.50)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.86%[4]	0.85%	0.85%	0.84%	0.86%	0.86%
Net investment income (loss)	2.04%[2,4]	1.02%	0.19%	(0.16)%	0.45%	0.46%
Portfolio turnover rate	40%[3]	103%	115%	115%	87%	79%
Net Assets at the end of period (000’s omitted)	$622,573	$625,090	$706,757	$508,423	$353,657	$393,983

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.03%.

[3]	Not annualized.
[4]	Annualized.

See accompanying notes.		CRM Funds
42

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2012	For the Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$ 14.12	$ 15.97	$ 11.45	$ 10.06	$ 12.98	$ 15.87

Investment operations:
Net investment income (loss)[1]	0.06 [2]	0.03	(0.02)	(0.01)	0.04	0.05
Net realized and unrealized gain (loss) on investments	1.13	(0.72)	4.54	1.40	(2.91)	(2.02)

Total from investment operations	1.19	(0.69)	4.52	1.39	(2.87)	(1.97)

Distributions to shareholders:
From net investment income	(0.09)	—	—	— [3]	(0.05)	(0.01)
From net realized gains on investments	(0.20)	(1.16)	—	—	—	(0.91)

Total distributions to shareholders	(0.29)	(1.16)	—	—	(0.05)	(0.92)

Net Asset Value — End of Period	$ 15.02	$ 14.12	$ 15.97	$ 11.45	$ 10.06	$ 12.98

Total Return	8.46%[4]	(3.23)%	39.48%	13.82%	(22.08)%	(12.67)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.08%[5]	1.08%	1.08%	1.11%	1.18%	1.23%
Net investment income (loss)	0.86%[2,5]	0.18%	(0.16)%	(0.05)%	0.41%	0.33%
Portfolio turnover rate	53%[4]	96%	97%	126%	110%	78%
Net Assets at the end of period (000’s omitted)	$203,706	$182,394	$167,235	$43,929	$50,498	$84,201

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.01 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.76%.

[3]	Amount represents less than $0.005.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes.		CRM Funds
43

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2012 (Unaudited)	For the Years Ended June 30,
		2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$ 14.29	$ 16.12	$ 11.54	$ 10.13	$ 13.07	$ 15.96

Investment operations:
Net investment income[1]	0.08 [2]	0.05	0.01	0.02	0.06	0.07
Net realized and unrealized gain (loss) on investments	1.15	(0.72)	4.59	1.40	(2.92)	(2.02)

Total from investment operations	1.23	(0.67)	4.60	1.42	(2.86)	(1.95)

Distributions to shareholders:
From net investment income	(0.12)	—	(0.02)	(0.01)	(0.08)	(0.03)
From net realized gains on investments	(0.20)	(1.16)	—	—	—	(0.91)

Total distributions to shareholders	(0.32)	(1.16)	(0.02)	(0.01)	(0.08)	(0.94)

Net Asset Value — End of Period	$ 15.20	$ 14.29	$ 16.12	$ 11.54	$ 10.13	$ 13.07

Total Return	8.64%[3]	(3.07)%	39.86%	14.05%	(21.86)%	(12.48)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.87%[4]	0.87%	0.86%	0.86%	0.93%	0.99%
Net investment income	1.07%[2,4]	0.38%	0.05%	0.19%	0.55%	0.53%
Portfolio turnover rate	53%[3]	96%	97%	126%	110%	78%
Net Assets at the end of period (000’s omitted)	$675,073	$616,731	$744,192	$382,541	$251,206	$197,237

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.01 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.97%.

[3]	Not annualized.
[4]	Annualized.

See accompanying notes.		CRM Funds
44

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2012	For the Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$ 28.14	$ 30.48	$ 22.15	$ 20.18	$ 26.70	$ 33.18

Investment operations:
Net investment income[1]	0.15 [2]	0.20	0.12	0.07	0.15	0.21
Net realized and unrealized gain (loss) on investments.	2.37	(2.40)	8.30	1.97	(6.43)	(3.49)

Total from investment operations	2.52	(2.20)	8.42	2.04	(6.28)	(3.28)

Distributions to shareholders:
From net investment income	(0.32)	(0.14)	(0.09)	(0.07)	(0.24)	(0.17)
From net realized gains on investments	—	—	—	—	—	—

Total distributions to shareholders	(0.32)	(0.14)	(0.09)	(0.07)	(0.24)	(3.20)

Net Asset Value — End of Period	$ 30.34	$ 28.14	$ 30.48	$ 22.15	$ 20.18	$ 26.70

Total Return	8.96%[3]	(7.16)%	38.07%	10.09%	(23.45)%	(10.49)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.02%[4]	1.02%	1.01%	1.03%	1.09%	1.02%
Net investment income	1.04%[2,4]	0.73%	0.45%	0.32%	0.71%	0.70%
Portfolio turnover rate	49%[3]	105%	116%	126%	113%	73%
Net Assets at the end of period (000’s omitted)	$827,130	$1,062,429	$1,459,517	$1,379,249	$1,357,876	$1,603,987

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.04 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.76%.

[3]	Not annualized.
[4]	Annualized.

See accompanying notes.		CRM Funds
45

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2012	For the Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$ 28.60	$ 30.98	$ 22.53	$ 20.51	$ 27.16	$ 33.69

Investment operations:
Net investment income[1]	0.20 [2]	0.26	0.19	0.13	0.20	0.28
Net realized and unrealized gain (loss) on investments	2.38	(2.44)	8.43	2.01	(6.57)	(3.54)

Total from investment operations	2.58	(2.18)	8.62	2.14	(6.37)	(3.26)

Distributions to shareholders:
From net investment income	(0.40)	(0.20)	(0.17)	(0.12)	(0.28)	(0.24)
From net realized gains on investments	—	—	—	—	—	(3.03)

Total distributions to shareholders	(0.40)	(0.20)	(0.17)	(0.12)	(0.28)	(3.27)

Net Asset Value — End of Period	$ 30.78	$ 28.60	$ 30.98	$ 22.53	$ 20.51	$ 27.16

Total Return	9.04%[3]	(6.95)%	38.32%	10.39%	(23.34)%	(10.29)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.82%[4]	0.81%	0.80%	0.78%	0.84%	0.81%
Net investment income	1.32%[2,4]	0.94%	0.67%	0.54%	0.93%	0.92%
Portfolio turnover rate	49%[3]	105%	116%	126%	113%	73%
Net Assets at the end of period (000’s omitted)	$2,050,690	$2,177,845	$2,693,764	$1,850,728	$1,647,117	$2,648,360

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.04 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.99%.

[3]	Not annualized.
[4]	Annualized.

See accompanying notes.		CRM Funds
46

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the Six Months Ended December 31, 2012	For the Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$10.88	$10.91	$8.26	$8.05	$10.56	$12.68

Investment operations:
Net investment income[1]	0.06 [2]	0.08	0.04	0.01	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.56	(0.07)	2.64	0.24	(2.54)	(1.41)

Total from investment operations	0.62	0.01	2.68	0.25	(2.47)	(1.37)

Distributions to shareholders:
From net investment income	(0.10)	(0.04)	(0.03)	(0.04)	(0.04)	(0.02)
From net realized gains on investments	(0.55)	—	—	—	—	(0.73)

Total distributions to shareholders	(0.65)	(0.04)	(0.03)	(0.04)	(0.04)	(0.75)

Net Asset Value — End of Period	$10.85	$10.88	$10.91	$8.26	$8.05	$10.56

Total Return	5.77%[3]	0.15%	32.44%	3.08%	(23.40)%	(11.27)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.15%[4]	1.15%	1.15%	1.28%	1.34%	1.40%
Expenses, excluding waiver/reimbursement	1.34%[4]	1.33%	1.29%	1.30%	1.44%	1.57%
Net investment income, including waiver/reimbursement	1.03%[2,4]	0.74%	0.36%	0.16%	0.83%	0.31%
Portfolio turnover rate	69%[3]	126%	155%	167%	147%	128%
Net Assets at the end of period (000’s omitted)	$18,331	$19,131	$23,871	$16,065	$18,863	$21,545

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.01 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.87%.

[3]	Not annualized.
[4]	Annualized.

See accompanying notes.		CRM Funds
47

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the Six Months Ended December 31, 2012	For the Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$10.91	$10.95	$8.29	$8.07	$10.59	$12.71

Investment operations:
Net investment income[1]	0.08 [2]	0.09	0.06	0.03	0.09	0.07
Net realized and unrealized gain (loss) on investments	0.55	(0.06)	2.65	0.25	(2.55)	(1.41)

Total from investment operations	0.63	0.03	2.71	0.28	(2.46)	(1.34)

Distributions to shareholders:
From net investment income	(0.13)	(0.07)	(0.05)	(0.06)	(0.06)	(0.05)
From net realized gains on investments	(0.55)	—	—	—	—	(0.73)

Total distributions to shareholders	(0.68)	(0.07)	(0.05)	(0.06)	(0.06)	(0.78)

Net Asset Value — End of Period	$10.86	$10.91	$10.95	$8.29	$8.07	$10.59

Total Return	5.84%[3]	0.34%	32.73%	3.42%	(23.17)%	(11.03)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%[4]	0.90%	0.90%	1.03%	1.09%	1.15%
Expenses, excluding waiver/reimbursement	1.10%[4]	1.09%	1.06%	1.05%	1.19%	1.32%
Net investment income, including waiver/reimbursement	1.35%[2,4]	0.93%	0.62%	0.36%	1.15%	0.56%
Portfolio turnover rate	69%[3]	126%	155%	167%	147%	128%
Net Assets at the end of period (000’s omitted)	$34,969	$24,210	$45,900	$26,803	$39,165	$23,567

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.01 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.16%.

[3]	Not annualized.
[4]	Annualized.

See accompanying notes.		CRM Funds
48

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2012	For the Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$ 9.92	$ 10.89	$ 7.85	$ 7.37	$ 9.62	$ 11.40

Investment operations:
Net investment income (loss)[1]	0.10 [2]	— [3]	(0.06)	(0.04)	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.68	(0.75)	3.10	0.53	(2.26)	(1.57)

Total from investment operations	0.78	(0.75)	3.04	0.49	(2.25)	(1.56)

Distributions to shareholders:
From net investment income	(0.10)	—	—	(0.01)	—	— [3]
From net realized gains on investments	(0.03)	(0.22)	—	—	—	(0.22)
Return of capital	—	—	—	— [3]	—	—

Total distributions to shareholders	(0.13)	(0.22)	—	(0.01)	—	(0.22)

Net Asset Value — End of Period	$ 10.57	$ 9.92	$ 10.89	$ 7.85	$ 7.37	$ 9.62

Total Return	7.89%[4]	(6.61)%	38.73%	6.58%	(23.39)%	(13.76)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, includingwaiver/reimbursement	1.50%[5]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excludingwaiver/reimbursement	1.50%[5]	1.58%	1.77%	2.06%	3.00%	3.95%
Net investment income (loss), includingwaiver/reimbursement	1.88%[2,5]	0.04%	(0.56)%	(0.47)%	0.12%	0.10%
Portfolio turnover rate	67%[4]	145%	154%	115%	121%	90%
Net Assets at the end of period (000’somitted)	$27,440	$24,224	$28,018	$12,016	$4,679	$ 5,714

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.73%.

[3]	Amount represents less than $0.005.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes.		CRM Funds
49

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2012	For the Years Ended June 30,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value — Beginning of Period	$ 10.00	$ 10.95	$ 7.87	$ 7.38	$ 9.64	$ 11.42

Investment operations:
Net investment income (loss)[1]	0.11 [2]	0.04	(0.03)	(0.02)	0.03	0.04
Net realized and unrealized gain (loss) on investments.	0.70	(0.77)	3.11	0.53	(2.27)	(1.58)

Total from investment operations	0.81	(0.73)	3.08	0.51	(2.24)	(1.54)

Distributions to shareholders:
From net investment income	(0.13)	—	—	(0.02)	(0.02)	(0.02)
From net realized gains on investments	(0.03)	(0.22)	—	—	—	(0.22)
Return of capital	—	—	—	— [3]	—	—

Total distributions to shareholders	(0.16)	(0.22)	—	(0.02)	(0.02)	(0.24)

Net Asset Value — End of Period	$ 10.65	$ 10.00	$ 10.95	$ 7.87	$ 7.38	$ 9.64

Total Return	8.08%[4]	(6.39)%	39.14%	6.83%	(23.18)%	(13.57)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.26%[5]	1.33%	1.53%	1.87%	2.77%	3.76%
Net investment income (loss), including waiver/reimbursement	2.14%[2,5]	0.41%	(0.33)%	(0.21)%	0.43%	0.35%
Portfolio turnover rate.	67%[4]	145%	154%	115%	121%	90%
Net Assets at the end of period (000’somitted)	$30,978	$26,195	$11,398	$5,801	$3,695	$2,400

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the six months ended December 31, 2012, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.98%.

[3]	Amount represents less than $0.005.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes.		CRM Funds
50

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Investor Shares
		For the Years Ended June 30,
	For the Six Months Ended December 31, 2012 (Unaudited)	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009
Net Asset Value — Beginning of Period	$12.78	$ 18.06	$13.20	$11.68	$10.00

Investment operations:
Net investment income[2]	0.03	0.07	0.02	0.03	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.02	(3.21)	5.04	1.66	1.62

Total from investment operations	1.05	(3.14)	5.06	1.69	1.68

Distributions to shareholders:
From net realized gains on investments	—	(2.14)	(0.20)	(0.17)	—

Total distributions to shareholders	—	(2.14)	(0.20)	(0.17)	—

Paid in capital from redemption fees[3]	— [4]	— [4]	— [4]	— [4]	—
Net Asset Value — End of Period	$13.83	$ 12.78	$18.06	$13.20	$11.68

Total Return	8.22%[5]	(16.07)%	38.41%	14.42%	16.80%[5]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%[6]	1.50%	1.50%	1.50%	1.50%[6]
Expenses, excluding waiver/reimbursement	1.63%[6]	1.62%	1.55%	2.64%	12.69%[6]
Net investment income, including waiver/reimbursement	0.39%[6]	0.52%	0.11%	0.22%	1.21%[6]
Portfolio turnover rate	67%[5]	191%	213%	128%	94%[5]
Net Assets at the end of period (000’somitted)	$2,032	$1,971	$2,655	$1,497	$ 933

[1]	Inception of Investor Shares class.
[2]	The net investment income per share was calculated using the average shares outstanding method.
[3]	The redemption fees per share were calculated using the average shares outstanding method.
[4]	Amount represents less than $0.005.
[5]	Not annualized.
[6]	Annualized.

See accompanying notes.		CRM Funds
51

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Institutional Shares
		For the Years Ended June 30,
	For the Six Months Ended December 31, 2012 (Unaudited)	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009
Net Asset Value — Beginning of Period	$12.89	$18.14	$13.25	$11.70	$10.00

Investment operations:
Net investment income[2]	0.04	0.09	0.06	0.14	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	(3.20)	5.06	1.58	1.63

Total from investment operations	1.07	(3.11)	5.12	1.72	1.70

Distributions to shareholders:
From net investment income	—	—	(0.03)	— [3]	—
From net realized gains on investments	—	(2.14)	(0.20)	(0.17)	—

Total distributions to shareholders	—	(2.14)	(0.23)	(0.17)	—

Paid in capital from redemption fees[4]	— [3]	— [3]	— [3]	— [3]	—

Net Asset Value — End of Period	$13.96	$12.89	$18.14	$13.25	$11.70

Total Return	8.30%[5]	(15.81)%	38.75%	14.68%	17.00%[5]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[6]	1.25%	1.25%	1.25%	1.25%[6]
Expenses, excluding waiver/reimbursement	1.40%[6]	1.38%	1.30%	1.74%	12.48%[6]
Net investment income, including waiver/reimbursement	0.62%[6]	0.65%	0.37%	0.97%	1.46%[6]
Portfolio turnover rate	67%[5]	191%	213%	128%	94%[5]
Net Assets at the end of period (000’somitted)	$53,094	$55,009	$109,515	$49,171	$1,374

[1]	Inception of Institutional Shares class.
[2]	The net investment income per share was calculated using the average shares outstanding method.
[3]	Amount represents less than $0.005.
[4]	The redemption fees per share were calculated using the average shares outstanding method.
[5]	Not annualized.
[6]	Annualized.

See accompanying notes.		CRM Funds
52

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	For the Six Months Ended December 31, 2012 (Unaudited)	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009
Net Asset Value — Beginning of Period	$12.29	$17.25	$13.00	$11.43	$10.00

Investment operations:
Net investment income[2]	0.02	0.14	0.08	0.10	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.46	(3.36)	4.83	1.98	1.30

Total from investment operations	1.48	(3.22)	4.91	2.08	1.43

Distributions to shareholders:
From net investment income	—	— [3]	(0.03)	(0.04)	—
From net realized gains on investments	—	(1.74)	(0.63)	(0.47)	—

Total distributions to shareholders	—	(1.74)	(0.66)	(0.51)	—

Net Asset Value — End of Period	$13.77	$12.29	$17.25	$13.00	$11.43

Total Return	12.04%[4]	(17.70)%	38.14%	17.86%	14.30%[4]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%[5]	1.50%	1.50%	1.50%	1.50%[5]
Expenses, excluding waiver/reimbursement	2.38%[5]	2.94%	3.32%	5.12%	12.88%[5]
Net investment income, including waiver/reimbursement	0.30%[5]	1.08%	0.48%	0.69%	2.73%[5]
Portfolio turnover rate.	77%[4]	220%	239%	120%	121%[4]
Net Assets at the end of period (000’s omitted)	$7,705	$5,788	$4,865	$2,309	$ 981

[1]	Inception of Investor Shares class.
[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]	Amount represents less than $0.005.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes.		CRM Funds
53

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	For the Six Months Ended December 31, 2012 (Unaudited)	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009
Net Asset Value — Beginning of Period	$12.32	$ 17.31	$ 13.03	$11.45	$10.00

Investment operations:
Net investment income[2]	0.04	0.12	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.47	(3.33)	4.82	1.96	1.30

Total from investment operations	1.51	(3.21)	4.97	2.11	1.45

Distributions to shareholders:
From net investment income	—	(0.04)	(0.06)	(0.06)	—
From net realized gains on investments	—	(1.74)	(0.63)	(0.47)	—

Total distributions to shareholders	—	(1.78)	(0.69)	(0.53)	—

Net Asset Value — End of Period	$13.83	$ 12.32	$ 17.31	$13.03	$11.45

Total Return	12.17%[3]	(17.50)%	38.53%	18.09%	14.50%[3]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[4]	1.25%	1.25%	1.25%	1.25%[4]
Expenses, excluding waiver/reimbursement	2.14%[4]	2.84%	3.10%	4.90%	12.63%[4]
Net investment income, including waiver/reimbursement	0.53%[4]	0.89%	0.90%	1.07%	2.98%[4]
Portfolio turnover rate.	77%[3]	220%	239%	120%	121%[3]
Net Assets at the end of period (000’s omitted)	$13,282	$10,675	$18,121	$5,049	$2,185

[1]	Inception of Institutional Shares class.
[2]	The net investment income per share was calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.

See accompanying notes.		CRM Funds
54

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”), CRM Global Opportunity Fund (“Global Opportunity Fund”) and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of CRM Mutual Fund Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.	Significant Accounting Policies. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). The Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially

CRM Funds
55

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited) (Continued)

affected by events occurring after the close of the market on which they are valued, but before a fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Global Opportunity Fund and International Opportunity Fund use a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1	—	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, Global Opportunity Fund and International Opportunity Fund use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

CRM Funds
56

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited) (Continued)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of December 31, 2012 is included with each Fund’s Schedule of Investments. Global Opportunity Fund and International Opportunity Fund held $7,963 and $2,751 of Level 3 securities respectively, as of December 31, 2012. The amounts of these investments in relation to their respective Fund’s total net assets are not deemed material to the Funds.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for income tax is required in each of the Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

CRM Funds
57

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited) (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the Funds based on relative net assets.

Global Opportunity and International Opportunity Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collaterize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Opportunity Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory services to the Global Opportunity Fund and the International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect

CRM Funds
58

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited) (Continued)

to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund, Global Opportunity Fund and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional Shares, respectively; and (ii) with respect to Large Cap Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.15% and 0.90% of average daily net assets for Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2013.

From time to time, CRM may agree to waive its fees to lower the annual operating expenses beyond the ones contractually agreed upon. CRM has voluntarily agreed to cap the annual expense ratio of Small/Mid Cap Value Fund not to exceed 1.35% and 1.10% for the Investor Shares and Institutional Shares, respectively. This voluntary cap may be increased or terminated at any time.

CRM provides compliance services to the Funds. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Funds are responsible for reimbursing CRM for the portion of his salary allocated to his duties as the CCO of the Funds at a rate of $75,000 per year.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation in the amount of $70,000 from the Trust. Prior to April 1, 2012, each Independent Trustee received aggregate compensation in the amount of $60,000 from the Trust. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2012. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits

CRM Funds
59

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited) (Continued)

these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2012, were as follows:

	Purchases	Sales
Small Cap Value Fund	$273,860,316	$328,147,851
Small/Mid Cap Value Fund	434,267,145	419,975,185
Mid Cap Value Fund	1,470,059,714	2,113,611,244
Large Cap Opportunity Fund	37,283,730	31,467,182
All Cap Value Fund	36,492,933	34,354,249
Global Opportunity Fund	36,120,301	43,029,164
International Opportunity Fund	15,576,740	13,298,836

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

6.	Capital Share Transactions. Transactions in shares of capital stock for the six months ended December 31, 2012 and the year ended June 30, 2012 were as follows:

	For the Six Month Period Ended December 31, 2012		For the Year Ended June 30, 2012
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	294,718	2,004,662	647,771	7,972,700
Issued on reinvestment of distributions	88,797	562,042	1,146,672	5,315,133
Redeemed	(918,104)	(4,498,524)	(2,764,238)	(8,586,174)

Net increase (decrease)	(534,589)	(1,931,820)	(969,795)	4,701,659

CRM Funds
60

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited) (Continued)

	For the Six Month Period Ended December 31, 2012		For the Year Ended June 30, 2012
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small/Mid Cap Value Fund
Sold	2,577,168	4,291,455	6,616,447	9,708,269
Issued on reinvestment of distributions	259,742	908,631	1,069,803	3,815,039
Redeemed	(2,192,547)	(3,920,781)	(5,240,474)	(16,555,660)

Net increase (decrease)	644,363	1,279,305	2,445,776	(3,032,352)

Mid Cap Value Fund
Sold	1,904,325	7,429,823	8,579,383	13,184,795
Issued on reinvestment of distributions	293,477	761,622	258,333	542,479
Redeemed	(12,687,151)	(17,707,989)	(18,975,479)	(24,547,667)

Net increase (decrease)	(10,489,349)	(9,516,544)	(10,137,763)	(10,820,393)

Large Cap Opportunity Fund
Sold	184,482	982,355	180,379	562,756
Issued on reinvestment of distributions	93,067	170,814	7,892	24,818
Redeemed	(345,685)	(152,649)	(617,523)	(2,562,062)

Net increase (decrease)	(68,136)	1,000,520	(429,252)	(1,974,488)

All Cap Value Fund
Sold	330,869	273,076	1,230,159	1,685,037
Issued on reinvestment of distributions	30,380	32,868	77,716	28,183
Redeemed	(209,037)	(17,118)	(1,438,071)	(133,673)

Net increase (decrease)	152,212	288,826	(130,196)	1,579,547

Global Opportunity Fund
Sold	8,445	75,751	22,881	2,028,718
Issued on reinvestment of distributions	—	—	24,152	100,676
Redeemed	(15,673)	(540,401)	(39,917)	(3,897,906)

Net increase (decrease)	(7,228)	(464,650)	7,116	(1,768,512)

CRM Funds
61

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited) (Continued)

	For the Six Month Period Ended December 31, 2012		For the Year Ended June 30, 2012
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
International Opportunity Fund
Sold	112,135	122,243	177,183	396,921
Issued on reinvestment of distributions	—	—	40,512	60,956
Redeemed	(23,678)	(28,055)	(28,725)	(638,837)

Net increase (decrease)	88,457	94,188	188,970	(180,960)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The tax character of distributions paid during the six months ended December 31, 2012 and the fiscal year ended June 30, 2012 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund
Six Months ended December 31, 2012
Ordinary income	$13,563,866	$6,300,017	$36,151,973	$530,298
Long-Term capital gains	—	11,637,763	—	2,404,368

Total distributions	$13,563,866	$17,937,780	$36,151,973	$2,934,666

CRM Funds
62

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited) (Continued)

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund
Year ended June 30, 2012
Ordinary income	$3,037,144	$13,934,844	$23,231,684	$348,340
Long-Term capital gains	107,571,140	47,793,066	—	—

Total distributions	$110,608,284	$61,727,910	$23,231,684	$348,340

	All Cap Value Fund	Global Opportunity Fund	International Opportunity Fund
Six Months ended December 31, 2012
Ordinary income	$595,946	$—	$—
Long-term capital gains	169,581	—	—

Total distributions	$765,527	$—	$—

Year ended June 30, 2012
Ordinary income	$132	$ 8,060,003	$1,255,682
Long-Term Capital Gain	1,081,698	2,655,497	872,943

Total distributions	$1,081,830	$10,715,500	$2,128,625

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of December 31, 2012 was as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Small Cap Value Fund	$654,625,688	$ 97,000,649	$(32,599,455)	$ 64,401,194
Small/Mid Cap Value Fund	771,168,333	133,710,636	(22,621,004)	111,089,632
Mid Cap Value Fund	2,604,352,216	407,822,006	(59,668,208)	348,153,798
Large Cap Opportunity Fund	49,932,035	4,264,040	(855,713)	3,408,327
All Cap Value Fund	54,148,638	5,131,242	(1,008,007)	4,123,235
Global Opportunity Fund	50,329,698	5,027,634	(1,313,753)	3,713,881
International Opportunity Fund	20,140,948	1,895,055	(620,002)	1,275,053

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation

CRM Funds
63

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2012 (Unaudited) (Concluded)

of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Trust is charged an annual 0.03% upfront fee as well as an annual fee of 0.12% of the commitment amount which is allocated proportionate to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 14, 2013. The Funds had no amounts outstanding as of December 31, 2012, or at any time during the six month period then ended.

10.

Redemption Fees. Shareholders who sell or exchange shares of Global Opportunity Fund or International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

CRM Funds
64

CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Funds includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM Global Opportunity Fund, and CRM International Opportunity Fund (the “Funds”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Funds. The words “you” and “your” refers to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, you will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic,

CRM Funds
65

CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds
66

[THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES

Louis Ferrante, CFA, CPA

Louis Klein, Jr.

Carlos A. Leal, CPA

Clement C. Moore, II

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

LEGAL COUNSEL

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to

shareholders and to others who have received

current prospectuses of the CRM Funds.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer (Principal Executive Officer)

Date	3/5/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer (Principal Executive Officer)

Date	3/5/2013

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	3/5/2013

* Print the name and title of each signing officer under his or her signature.